As filed with the Securities and Exchange Commission on October 28, 2002

                                           1933 Act Registration No. 333-66181
                                           1940 Act Registration No. 811-09079

                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]
                                                          ---

      Pre-Effective Amendment No. _____   [ ]
                                          ---

      Post-Effective Amendment No.   10         [X]
                                    ----        ---


                                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                                                ---

      Amendment No.   11
                    ------

                        (Check appropriate box or boxes)

                         MORGAN KEEGAN SELECT FUND, INC.
               (Exact name of registrant as specified in charter)
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (901) 524-4100

                              ALLEN B. MORGAN, JR.
                               Morgan Keegan Tower
                            Memphis, Tennessee 38103
                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate date of proposed public offering:   As soon as practicable after
the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box):


|X|  Immediately upon filing pursuant to paragraph (b)

| |  On November 1, 2002 pursuant to paragraph  (b)
| |  60 days  after  filing  pursuant  to  paragraph  (a)(1)
| |  On  ___________  pursuant to  paragraph  (a)(1)
| |  75 days after  filing  pursuant to paragraph (a)(2)
| |  On ___________ pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              Morgan Keegan Select Fund, Inc.

                            Contents of Registration Statement



This Registration Statement consists of the following papers and documents.

      Cover Sheet

      Contents of Registration Statement

      Part A - Prospectus -   Regions Morgan Keegan Select Capital Growth Fund
                              Regions Morgan Keegan Select Financial Fund
                              Regions Morgan Keegan Select Intermediate Bond
                                Fund
                              Regions Morgan Keegan Select High Income Fund

      Part B - Statement of Additional Information - Regions Morgan Keegan
                                                     Select Capital Growth Fund
               Statement of Additional Information - Regions Morgan Keegan
                                                     Select Financial Fund
               Statement of Additional Information - Regions Morgan Keegan
                                                     Select Intermediate Bond
                                                     Fund and Regions Morgan
                                                     Keegan Select High Income
                                                     Fund

      Part C - Other Information

      Signature Page

      Exhibit Index

      Exhibits

PROSPECTUS

[LOGO Morgan Keegan Select Fund, Inc.]


Regions Morgan Keegan Select Capital Growth Fund
AN EQUITY FUND FOR LONG-TERM INVESTORS.

Regions Morgan Keegan Select Financial Fund
AN EQUITY FUND FOR LONG-TERM INVESTORS WHO SEEK EXPOSURE TO THE FINANCIAL SERVICES INDUSTRY.

Regions Morgan Keegan Select Intermediate Bond Fund
A BOND FUND FOR INVESTORS WHO SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM INTERMEDIATE MATURITY, INVESTMENT GRADE BONDS.

Regions Morgan Keegan Select High Income Fund
A BOND FUND FOR INVESTORS WHO CAN ACCEPT HIGHER RISK AND SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM BELOW INVESTMENT GRADE BONDS.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                          MORGAN KEEGAN & COMPANY, INC.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (901) 524-4100
                                 (800) 366-7426



                             Dated: November 1, 2002

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE


Regions Morgan Keegan Select Capital Growth Fund.............................1
   Principal Objective.......................................................1
   Principal Investment Strategies...........................................1
   Principal Risks...........................................................1
   Performance...............................................................3
   Fees and Expenses.........................................................4
Regions Morgan Keegan Select Financial Fund..................................6
   Principal Objective.......................................................6
   Principal Investment Strategies...........................................6
   Principal Risks...........................................................6
   Performance...............................................................7
   Fees and Expenses.........................................................9
Regions Morgan Keegan Select Intermediate Bond Fund.........................12
   Principal Objectives.....................................................12
   Principal Investment Strategies..........................................12
   Principal Risks..........................................................13
   Performance..............................................................14
   Fees and Expenses........................................................15
Regions Morgan Keegan Select High Income Fund...............................18
   Principal Objectives.....................................................18
   Principal Investment Strategies..........................................18
   Principal Risks..........................................................20
   Performance..............................................................22
   Fees and Expenses........................................................23
Your Account................................................................26
   Buying shares............................................................26
   Choosing a Share Class...................................................26
   Class Comparison.........................................................28
   Policies for Buying Shares...............................................29
   To Add to an Account.....................................................30
   Buying Shares Through an Investment Broker...............................30
   Internet.................................................................31
   Selling Shares...........................................................31
   To Sell Some or All of Your Shares.......................................31
Account Policies............................................................32
Additional Policies.........................................................33
Investor Services...........................................................34
Funds' Management and Investment Adviser....................................35
Funds' Portfolio Managers...................................................35
Funds' Distributor..........................................................37
Distributions...............................................................37
Tax Considerations..........................................................37
Financial Highlights........................................................38
Account Application.........................................................49
For Additional Information..................................................59

REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND



PRINCIPAL OBJECTIVE

The fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the fund seeks to achieve its objective by investing at least 65% of its assets in U.S.-traded equity securities. Morgan Asset Management, Inc. ("Adviser"), the fund's adviser, selects investments primarily based on a fundamental analysis, including technical analysis of specific companies and consideration of the overall financial health and prospects of given companies, with attention to the following factors: return on equity, rate of growth of earnings, and price to earnings ratios, as compared to the company's historic performance and to the ratios of the industry at large. The Adviser also uses quantitative analysis to target attractive sectors of the market and market trends.



The fund will invest primarily in common stock, preferred stock and convertible debt securities. Normally the fund would not expect to invest more than 35% of its assets in non-convertible debt securities, including high quality money market instruments (such as certificates of deposit), repurchase agreements and cash. The fund will only invest in debt securities that are rated in the top four credit categories by at least one nationally recognized statistical rating organization at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. The Adviser makes sell decisions based upon considerations regarding long-term company and industry fundamentals, valuations, and portfolio weightings.

For temporary defensive purposes, the fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. To the extent the fund uses this strategy, it may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.

A variety of factors may influence the fund's investment performance, such as:

      o EQUITY SECURITY RISK. Because the fund invests primarily in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based stock market drop may also cause a company's stock price to fall.

      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest-rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest-rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond's price to fall. Interest-rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer-term bond when interest rates rise.

PERFORMANCE


The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on September 22, 1986.1/ Past performance (before and after taxes) is not an indication of future performance.

Performance information for Class C will be available after Class C has been in operation for one calendar year.

1/ Prior to November 1, 2000, the fund was known as Morgan Keegan Southern Capital Fund, Inc. and had a policy of investing at least 65% of its assets in companies headquartered in the Southern United States. Morgan Keegan Southern Capital Fund, Inc. offered only one class of shares, which was converted to Class A shares of the fund.



CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


TOTAL RETURNS
[Bar Chart Representation]

--------------------------------------------------------------------------------
Calendar Year                            Annual Total Return
--------------------------------------------------------------------------------
1992                                     12.43%
1993                                      5.20%
1994                                     -4.17%
1995                                     29.39%
1996                                     20.17%
1997                                     34.53%
1998                                     12.23%
1999                                      7.25%
2000                                     -8.25%
2001                                    -12.19%
--------------------------------------------------------------------------------


Year-to-date performance as of
9/30/02:                           (24.86)%

Highest quarterly return during
years shown:                        24.11% (quarter ended December 31, 1998)

Lowest quarterly return during
years shown:                       (18.49)% (quarter ended September 30, 1998)


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2001

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for the fund's shares (before and after taxes) compare to those of the S&P 500 Index. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                             1 YEAR    5 YEARS    10 YEARS
---------------------------------------------------------------------------
Class A-Return Before Taxes                 (15.26)%    4.71%      8.30%
     Return After Taxes on Distributions    (15.39)%    3.04%      7.37%
     Return After Taxes on Distributions &
        Sales of Fund Shares                (12.34)%    3.75%      6.29%
S&P 500 Index 1/                            (11.88)%   10.70%     12.94%


1/ The S&P 500 Index is a broad-based unmanaged index of U.S. stocks. Index returns do not reflect any deduction for fees, expenses or taxes.



FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from             Class A   Class C  Class I
your investment)
--------------------------------------------------------------------------------
Maximum sales charge (Load) imposed on purchases
(as a percentage of offering price)                    3.50% 1/  0.00%    0.00%

Maximum deferred sales charge (Load) (as a
percentage of the lesser of the offering price or
net asset value)                                       0.00% 2/  1.00%    0.00%

Sales charge (Load) imposed on reinvested dividends
and other distributions                                 None     None     None

Redemption Fee (as a percentage of amount redeemed)     None     None     None

Exchange Fee                                            None     None     None

Account Fee                                             None     None     None


1/ No sales charge is imposed for purchases of $1 million or more.

2/ If you buy $1,000,000 or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.


ANNUAL  FUND  OPERATING  EXPENSES              Class A  Class C  Class I
expenses that are deducted from fund assets)
-------------------------------------------------------------------------
Management fee                                  1.00%    1.00%    1.00%

Distribution and Service (12b-1) fees           0.50%    1.00%    0.00%

Other expenses                                  0.50%    0.75%    0.75%
                                              ---------------------------
Total annual fund operating expenses 1/         2.00%    2.75%    1.75%
                                              ===========================


1/ The actual expenses for the fiscal year ended June 30, 2002 were 2.00% for Class A shares, 2.49% for Class C shares and 1.50% for Class I shares. These fees have been revised to reflect higher transfer agent costs and lower current asset levels. For the fiscal year ending June 30, 2003, the Adviser has agreed to waive its fee and to reimburse the fund to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 2.00% of Class A shares, 2.75% of Class C shares and 1.75% of Class I shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                       Class A        Class C       Class I
                                    -------------------------------------------
1 Year                                   $546           $353          $153

1 Year (if shares are not redeemed)      $546           $253          $153

3 Years (whether or not shares are       $958           $778          $476
redeemed)

5 Years (whether or not shares are      $1,394         $1,330         $822
redeemed)

10 Years (whether or not shares are     $2,606         $2,837        $1,800
redeemed)

REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND


PRINCIPAL OBJECTIVE

The fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its assets in equity securities of large-, mid- and small-cap companies in the financial services industry. The fund will also invest a portion of its assets in other equities, the majority of which will be related to the financial services industry. Financial services companies include, but are not limited to, businesses such as large, regional and community banks and thrift institutions, securities brokerage firms, investment management companies, commodity brokerage firms, investment banks, specialty finance credit and finance companies, insurance and insurance brokerage firms, government-sponsored agencies, financial conglomerates, leasing companies, financial publishing and news services, credit research and rating services, financial advertising, and financial equipment and technology companies.

The fund is managed by Morgan Asset Management, Inc. ("Adviser") and sub-advised by T.S.J. Advisory Group, Inc. (the "Sub-adviser"). The Sub-adviser selects stocks for purchase that have a discount to perceived value and the potential for future growth. A low price to earnings multiple, low price to book value, low price to assets, and low price to liquidation value are all measures of value that the Sub-adviser uses. When assessing growth stock potential, the Sub-adviser considers, among other things, whether the issuer is in a fast-growing market, whether it has an innovative and growing product offering, and whether it has high growth demographics. The Sub-adviser identifies potential investments based on, among other things, an issuer's return on assets, return on equity, and the quality of its assets, the adequacy of its loan loss reserves and its operating efficiency. The Sub-advisor selects stocks to sell when the price exceeds the perceived value of the stock and/or the companies experience an event that would limit the potential for growth.

For temporary defensive purposes, the fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. To the extent the fund uses this strategy, it may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Sub-adviser's ability to implement the investment strategy of the fund.

A variety of factors may influence the fund's investment performance, such as:

      o EQUITY SECURITY RISK. Because the fund invests primarily in U.S. equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earning performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

      o FINANCIAL SERVICES INDUSTRIES AND CONCENTRATION RISKS. The fund, which concentrates most of its investments in the financial services industries, is more susceptible to factors adversely affecting issuers within that industry than would a broader based fund. Banks and financial services companies, in which the fund concentrates its investments, are subject to extensive government regulation that can affect their business significantly. The profitability of banks is also dependent on the availability and cost of funds, and on their ability to profitably invest in a portfolio of loans, which can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect the financial services industry.

PERFORMANCE


The following information gives some indication of the risks of an investment in the fund by comparing the fund's performance with a broad measure of market performance. Since the fund has completed only one full calendar year of investment operations, the performance results do not reflect changes that would occur in the fund's performance from year to year. Both the bar chart and table below assume reinvestment of dividends and distributions. The fund began investment operations on August 28, 2000. Past performance (before and after taxes) is not an indication of future performance.

CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The returns for Class C and Class I shares of the fund differ from the Class A returns shown to the extent their respective expenses differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.



TOTAL RETURNS
[Bar Chart Representation]

--------------------------------------------------------------------------------
Calendar Year                            Annual Total Return
--------------------------------------------------------------------------------
2001                                     2.51%
--------------------------------------------------------------------------------


Year-to-date performance as of
9/30/02:                           (4.78)%

Highest quarterly return during
year shown:                         6.59% (quarter ended June 30, 2001)

Lowest quarterly return during
year shown:                        (8.92)% (quarter ended  September 30, 2001)

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2001

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for the fund's shares (before and after taxes) compare to those of the KBW Bank Index. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.



                                                         1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
Class A-Return Before Taxes                              (2.36)%      3.25%
        Return After Taxes on Distributions              (2.59)%      3.07%
        Return After Taxes on Distributions & Sales of
           Fund Shares                                   (2.00)%      3.16%
Class C-Return Before Taxes                                1.03%      6.54%
Class I-Return Before Taxes                                3.07%      7.55%
KBW Bank Index 1/                                        (2.32)%    (0.73)%


1/ The KBW Bank Index is a broad-based capitalization-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. Index returns do not reflect any deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
                                                Class A     Class C     Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load) imposed on
purchases (as a percentage of offering price)    4.75% 1/    0.00%       0.00%

Maximum deferred sales charge (Load) (as a
percentage of the lesser of the offering
price or net asset value)                        0.00% 2/    1.00%       0.00%

Sales charge (Load) imposed on reinvested
dividends and other distributions                None        None        None

Redemption Fee (as a percentage of amount
redeemed)                                        None        None        None

Exchange Fee                                     None        None        None

Account Fee                                      None        None        None


1/ No sales charge is imposed for purchases of $1 million or more.

2/ If you buy $1,000,000 or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.

ANNUAL FUND OPERATING EXPENSES (expenses
that are deducted from fund assets)          Class A     Class C     Class I
-------------------------------------------------------------------------------
Management fee                               1.00%       1.00%       1.00%

Distribution and Service (12b-1) fees        0.50%       1.00%       0.00%

Other expenses                               0.76%       0.76%       0.77%
                                             ----------------------------------
Total annual fund operating expenses         2.26%       2.76%       1.77%
                                             ==================================



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                         Class A        Class C       Class I
                                      ------------------------------------------
1 Year                                     $694           $380          $180

1 Year (if shares are not
redeemed)                                  $694           $280          $180

3 Years (whether or not share are
redeemed)                                 $1,150          $859          $559

5 Years (whether or not share are
redeemed)                                 $1,632         $1,464         $963

10 Years (whether or not share are
redeemed)                                 $2,957         $3,101       $2,094

REGIONS  MORGAN  KEEGAN  SELECT  INTERMEDIATE  BOND FUND


PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The fund seeks capital growth as a secondary objective, when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund seeks to achieve its objectives by investing at least 80% of its assets in debt securities. The fund invests primarily in investment grade, intermediate term maturity bonds (those bonds rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") with effective maturities of 1 to 10 years) that Morgan Asset Management, Inc. ("Adviser") believes offer attractive yield and capital appreciation potential. Investment grade securities purchased by the fund will be rated, at the time of investment, at least BBB by at least one NRSRO including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") or, if unrated, will be determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. The policy of the fund is to keep the portfolio's average effective maturity between 3 and 10 years.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.

The fund may invest in U.S. Government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities. Moreover, in addition to purchasing investment grade securities to fulfill its investment objectives, the fund may invest up to 35% of its assets in below investment grade bonds (commonly referred to as "junk bonds"), convertible securities and common stocks.

For liquidity and flexibility, the fund may invest in investment grade, short term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent a fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.

A variety of factors may influence the fund's investment performance, such as:

      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond's price to fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise.

      o INTERMEDIATE TERM BONDS RISK. Bonds (debt) that have average maturities generally ranging from 1 to 10 years. These bonds normally offer higher yields but less price stability than short term bonds and offer greater price stability but lower yield than long term bonds.

      o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity rate. This is a risk especially associated with mortgage and asset-backed securities.

      o INVESTMENT GRADE BONDS RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality.

      o BELOW INVESTMENT GRADE BONDS RISK. These bonds involve a higher degree of credit risk. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

PERFORMANCE


The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999. Past performance (before and after taxes) is not an indication of future performance.

CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The returns for Class C and Class I shares of the fund differ from the Class A shares shown in the bar chart to the extent their respective expenses differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


TOTAL RETURNS
[Bar Chart Representation]

--------------------------------------------------------------------------------
Calendar Year                            Annual Total Return
--------------------------------------------------------------------------------
2000                                     12.47%
--------------------------------------------------------------------------------
2001                                     11.82%
--------------------------------------------------------------------------------


Year-to-date performance as of
9/30/02:                                  7.07%

Highest quarterly return during years
shown:                                    4.44%  (quarter  ended March 31, 2001)

Lowest quarterly return during years
shown:                                    0.61% (quarter ended June 30, 2001)

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2001

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for the fund's shares (before and after taxes) compare to those of the Lehman Brothers Intermediate Aggregate Index. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                         1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
Class A-Return Before Taxes                               9.58%      8.52%
       Return After Taxes on Distributions                5.97%      5.79%
       Return After Taxes on Distributions & Sales of
           Fund Shares                                    5.83%      5.64%
Class C-Return Before Taxes                              10.31%      8.93%
Class I-Return Before Taxes                              11.98%      9.58%
Lehman Brothers Intermediate Aggregate Index 1/           8.68%      8.63%


1/ The Lehman Brothers Intermediate Aggregate Index is a broad-based unmanaged index of intermediate U.S. investment grade fixed rate bonds, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. Index returns do not reflect any deduction for fees, expenses or taxes.


FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from
your investment)                                Class A     Class C     Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)
(as a percentage of offering price)              2.00% 1/    0.00%       0.00%

Maximum deferred sales charge (Load) (as a
percentage of the lesser of the offering
price or net asset value)                        0.00% 2/    1.00%       0.00%

Sales charge (Load) imposed on reinvested
dividends and other distributions                None        None        None

Redemption Fee (as a percentage of amount
redeemed)                                        None        None        None

Exchange Fee                                     None        None        None

Account Fee                                      None        None        None


1/ No sales charge is imposed for purchases of $1 million or more.

2/ If you buy $1,000,000 or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.

ANNUAL FUND OPERATING EXPENSES (expenses
that are deducted from fund assets)          Class A     Class C     Class I
-------------------------------------------------------------------------------
Management fee                               0.40%       0.40%       0.40%

Distribution (12b-1) fees                    0.25%       0.60%       0.00%

Other expenses                               0.26%       0.25%       0.26%
                                             ----------------------------------
Total annual fund operating expenses 1/      0.91%       1.25%       0.66%
                                             ==================================
Fee Waiver                                   0.02%       0.02%       0.02%
                                             ----------------------------------
Net Expenses:                                0.89%       1.23%       0.64%
                                             ==================================


1/ The Adviser has agreed to waive its fee and to reimburse the fund until June 30, 2003 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 0.90% of net assets of Class A shares, 1.25% of net assets of Class C shares and 0.65% of net assets of Class I shares.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                           Class A        Class C       Class I
                                        ----------------------------------------
1 Year                                       $289           $226          $66

1 Year (if shares are not
redeemed)                                    $289           $126          $66

3 Years (whether or not share are
redeemed)                                    $483           $396          $210

5 Years (whether or not shares are
redeemed)                                    $694           $687          $367

10 Years (whether or not shares are
redeemed)                                  $1,302         $1,518          $826

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND


PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as "junk bonds"). The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund seeks to achieve its objectives by investing a majority of its assets in below investment grade debt securities (bonds that are rated BB or below by an NRSRO, and that are deemed to be speculative as to the issuer's ability to make payments of principal and interest when due) that Morgan Asset Management, Inc. ("Adviser") believes offer attractive yield and capital appreciation potential. However, the fund may invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the fund's objectives with such investments. All securities purchased by the fund will be rated, at the time of investment, at least CCC by at least one NRSRO including, but not limited to, S&P and Moody's or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The policy of the fund is to keep the portfolio's average effective maturity between 3 and 15 years. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.

Up to 100% of the fund's total assets may consist of debt securities that are rated below investment grade and their unrated equivalents (deemed by the Adviser to be of comparable quality). Types of debt securities include, but are not limited to, bonds, debentures, notes, mortgage-backed and asset-backed securities, convertible debt securities of domestic and foreign corporations, and municipal and foreign government obligations. The fund may invest up to 20% of its assets in foreign debt and equity securities. Equity securities include common stock, preferred stock and convertible preferred securities.

For liquidity and flexibility, the fund may invest in investment grade, short-term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to effectively implement the investment strategies of the fund. A variety of factors may influence its investment performance, such as:

      o BELOW INVESTMENT GRADE BONDS RISK. The fund invests primarily in below investment grade bonds. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider such bonds to be speculative in nature.

      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the fund, will fall. A broad-based market drop may also cause a bond's price to fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise.

      o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK. There is the risk that the principal on asset- or mortgage-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.

      o INVESTMENT GRADE BONDS RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality.

      o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.

      o EQUITY SECURITY RISK. Because the fund may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

PERFORMANCE


The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999. Past performance (before and after taxes) is not an indication of future performance.

CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The returns for Class C and Class I shares of the fund differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


TOTAL RETURNS
[Bar Chart Representation]

--------------------------------------------------------------------------------
Calendar Year                            Annual Total Return
--------------------------------------------------------------------------------
2000                                     17.06%
--------------------------------------------------------------------------------
2001                                     17.71%
--------------------------------------------------------------------------------


Year-to-date performance as of
9/30/02:                                   10.16%

Highest quarterly return during years
shown:                                     6.26% (quarter ended March 31, 2001)

Lowest quarterly return during years
shown:                                     2.53% (quarter ended March 31, 2000)

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2001

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for the fund's shares (before and after taxes) compare to those of the Lehman Brothers BB High Yield Index. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                         1 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
Class A-Return Before Taxes                              14.77%       13.67%
        Return After Taxes on Distributions               9.09%        9.08%
        Return After Taxes on Distributions & Sales of    9.08%        8.85%
Fund Shares
Class C-Return Before Taxes                              15.95%       14.13%
Class I-Return Before Taxes                              18.00%       14.98%
Lehman Brothers Ba High Yield Index 1/                   11.90%       10.48%


1/ The Lehman Brothers Ba High Yield Index is a broad-based unmanaged index of Ba fixed rate, non-investment grade debt. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $150 million. Index returns do not reflect any deduction for fees, expenses or taxes.


FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from
your investment)                               Class A     Class C     Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)
(as a percentage of offering price)             2.50% 1/    0.00%       0.00%

Maximum deferred sales charge (Load) (as a
percentage of the lesser of the offering
price or net asset value)                       0.00% 2/    1.00%       0.00%

Maximum sales charge (Load) imposed on
reinvested dividends and other distributions    None        None        None

Redemption Fee (as a percentage of amount
redeemed)                                       None        None        None

Exchange Fee                                    None        None        None

Maximum Account Fee                             None        None        None


1/ No sales charge is imposed for purchases of $1 million or more.

2/ If you buy $1,000,000 or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.

ANNUAL FUND EXPENSES (expenses that are
deducted from fund assets)                    Class A     Class C     Class I
-------------------------------------------------------------------------------
Management fee                                 0.75%       0.75%       0.75%

Distribution (12b-1) fees                      0.25%       0.75%       0.00%

Other expenses                                 0.15%       0.14%       0.16%
                                               --------------------------------
Total annual fund operating expenses           1.15%       1.64%       0.91%
                                               ================================


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                      Class A        Class C       Class I
                                 ---------------------------------------------
1 Year                                  $365           $267          $93

1 Year (if shares are not
redeemed)                               $365           $167          $93

3 Years (whether or not share are
redeemed)                               $607           $519          $291

5 Years (whether or not shares are
redeemed)                               $870           $895          $506

10 Years (whether or not share are
redeemed)                             $1,620         $1,953        $1,126

YOUR ACCOUNT

BUYING SHARES If you are buying shares through a Morgan Keegan & Company, Inc. ("Morgan Keegan") investment broker, he or she can assist you with all phases of your investment.

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES OF THE INTERMEDIATE BOND FUND, THE HIGH INCOME FUND AND THE CAPITAL GROWTH FUND:

o  $1,000
o  $250 for Individual Retirement Accounts

MINIMUM ADDITIONAL INVESTMENT FOR THE INTERMEDIATE BOND FUND, THE HIGH INCOME FUND AND THE CAPITAL GROWTH FUND:

o  $50 for any account

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES OF FINANCIAL FUND:

o  $2,500
o  $1,000 for Individual Retirement Accounts

MINIMUM ADDITIONAL INVESTMENT FOR FINANCIAL FUND:

o  $100 for any account

Initial and subsequent investments in an IRA account established on behalf of a non-working spouse of a shareholder who has an IRA invested in the fund require a minimum amount of only $250. In addition, once you have established an account, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan is the maximum amount permitted under the Internal Revenue Code of 1986, as amended (the "Code").

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To buy shares without the help of a Morgan Keegan investment broker, please use the instructions on these pages.

CHOOSING A SHARE CLASS

Each fund offers three share classes. Each class has its own expense structure.

Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C shares.

Class I shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your Morgan Keegan investment broker can help you choose the share class that makes the most sense for you.

CLASS COMPARISON

CLASS A -- FRONT LOAD

o Initial sales charge of 3.50% for the Capital Growth Fund, 4.75% for the Financial Fund, 2.00% for the Intermediate Bond Fund and 2.50% for the High Income Fund (in each case, as a percentage of offering price which includes the sales load); see schedule below.
o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.
o Lower annual expenses than Class C shares due to lower distribution (12b-1) fee of 0.50% for the Capital Growth Fund and the Financial Fund and 0.25% for the Intermediate Bond Fund and the High Income Fund.
o "Right of accumulation" allows you to determine the applicable sales load on a purchase by including the value of your existing Morgan Keegan investments as part of your current investment.
o "Letter of intent" allows you to count all investments in this or other Morgan Keegan funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.


--------------------------------------------------------------------------------
                    CAPITAL GROWTH FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
Your Investment              As a % of Offering Price           As a % of
                                                           Net Amount Invested
up to $49,999                         3.50%                      3.63%
$50,000 to $99,999                    3.00%                      3.09%
$100,000 to $249,999                  2.50%                      2.56%
$250,000 to $499,999                  1.50%                      1.52%
$500,000 to $999,999                  1.00%                      1.01%
$1 million and over                   0.00% 1/                   0.00% 1/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FINANCIAL FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
Your Investment              As a % of Offering Price           As a % of
                                                           Net Amount Invested
up to $49,999                         4.75%                      4.99%
$50,000 to $99,999                    4.25%                      4.44%
$100,000 to $249,999                  3.75%                      3.90%
$250,000 to $499,999                  2.50%                      2.56%
$500,000 to $999,999                  1.00%                      1.01%
$1 million and over                   0.00% 1/                   0.00% 1/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  INTERMEDIATE BOND FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
Your Investment              As a % of Offering Price            As a % of
                                                           Net Amount Invested
up to $49,999                         2.00%                      2.04%
$50,000 to $99,999                    1.75%                      1.78%
$100,000 to $249,999                  1.50%                      1.52%
$250,000 to $499,999                  1.00%                      1.01%
$500,000 to $999,999                  0.75%                      0.76%
$1 million and over                   0.00% 1/                   0.00% 1/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      HIGH INCOME FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------

Your Investment              As a % of Offering Price         As a % of
                                                          Net Amount Invested
up to $49,999                         2.50%                      2.56%
$50,000 to $99,999                    2.25%                      2.30%
$100,000 to $249,999                  1.75%                      1.78%
$250,000 to $499,999                  1.25%                      1.27%
$500,000 to $999,999                  1.00%                      1.01%
$1 million and over                   0.00% 1/                   0.00% 1/
--------------------------------------------------------------------------------


1/ You can purchase $1,000,000 or more of Class A shares without a sales charge. However, if you purchase shares of that amount, they will be subject to a contingent deferred sales charge if you redeem within 12 months of the date of purchase. The contingent deferred sales charge on redemptions of shares is 1% of the lesser of the purchase price of the shares or their net asset value at the time of redemption. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest shares held first. The distributor may pay a dealer concession and/or service fee for purchases of $1,000,000 or more.


CLASS C -- LEVEL LOAD

o No initial sales charge.
o Contingent deferred sales charge of 1% of the lesser of the purchase price of the shares or their net asset value at the time of redemption, payable by you if you sell shares within one year of purchase. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest shares held first.
o Annual distribution (12b-1) fee of 1.00% for the Capital Growth Fund and the Financial Fund, 0.60% for the Intermediate Bond Fund and 0.75% for the High Income Fund.


CLASS I -- NO LOAD

o  No sales charges of any kind.
o No distribution (12b-1) fees; annual expenses are lower than other share classes.
o Available only to certain retirement accounts, advisory accounts of the investment manager and broker special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your Morgan Keegan investment broker for information).

POLICIES FOR BUYING SHARES

Once you have chosen a share class, complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS. All requests received by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) will be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. To purchase shares at the next computed net asset value an investor must submit an order to Morgan Keegan by completing the enclosed purchase application and sending it along with a check to Morgan Keegan at the address listed in the application or through a pre-authorized check or transfer plan offered by other financial institutions.

PURCHASES BY CHECK. Complete the enclosed purchase application. Forward your application, with all appropriate sections completed, along with a check for your initial investment payable to your Morgan Keegan investment broker or Morgan Keegan at 50 Front Street, Memphis, TN 38103.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

TO ADD TO AN ACCOUNT

BY PHONE.  Contact Morgan Keegan at 800-366-7426.

BY CHECK. Fill out the investment stub from an account statement, or indicate the fund name and share class on your check. Make checks payable to "Morgan Keegan." Mail the check and stub to Morgan Keegan at 50 Front Street, Memphis, TN 38103.

SYSTEMATIC INVESTMENT. Call Morgan Keegan to verify that systematic investment is in place on your account, or to request a form to add it. Investments are automatic once this is in place.

Call your Morgan Keegan investment broker or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

BUYING SHARES THROUGH AN INVESTMENT BROKER

BY MAIL. Send a completed purchase application to Morgan Keegan at the address at the bottom of this page. Specify the fund, the share class, the account number and the dollar value or number, if any, of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request, you or your investment broker can buy shares by calling Morgan Keegan at 800-366-7426. A confirmation will be mailed to you promptly. Purchase requests, where the investor making the request does not currently have an account with Morgan Keegan, must be made by written application and be accompanied by a check to Morgan Keegan.

BY EXCHANGE. Read the section of the prospectus for the fund into which you are exchanging. Call Morgan Keegan at 800-366-7426 or visit our website at www.morgankeegan.com. All exchanges will be made by telephone.

BY SYSTEMATIC INVESTMENT. See plan information on page 25.

MORGAN KEEGAN & CO., INC.
50 Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, Central time)

INTERNET
www.morgankeegan.com

SELLING SHARES

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS. Please submit instructions in writing when any of the following apply:

o  You are selling more than  $100,000  worth of shares
o  The name or address on the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o You are transferring shares to an account with a different registration or share class
o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

   CORPORATE ACCOUNTS: certified copy of a corporate resolution
   FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS. All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. Eastern time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES. If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

TO SELL SOME OR ALL OF YOUR SHARES

THROUGH AN INVESTMENT BROKER

BY MAIL. Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Morgan Keegan at the address at the bottom of this page. Specify the fund, the share class, the account number and the dollar value or number of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request (see facing page), you or your financial professional can sell shares by calling Morgan Keegan at 800-366-7426. A check will be mailed to you on the following business day.

BY EXCHANGE.  Read the  prospectus  for the fund into which you are  exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   Web   site   at
www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC WITHDRAWAL.   See plan information on page 25.

MORGAN KEEGAN & CO., INC.
50 Front Street
Memphis, TN 38103

Call toll-free:  1-800-366-7426
(8:30 a.m.  -  4:30 p.m., business days, Central time)

INTERNET
www.morgankeegan.com

ACCOUNT POLICIES

BUSINESS HOURS. The funds are open the same days as the NYSE (generally Monday through Friday). Representatives of the funds are available normally from 8:30 a.m. to 4:30 p.m. Central time on these days.



CALCULATING SHARE PRICE. The offering price of a share is its net asset value plus a sales charge, if applicable. Each fund calculates the net asset value
(NAV) of its shares every day the NYSE is open for business, as of the close of the customary trading session (usually 4:00 p.m. Eastern time), or any earlier NYSE closing time that day, by subtracting the liabilities attributable to shares from the total assets attributable to such shares and dividing the result by the number of shares outstanding. Please refer to the Statement of Additional Information for a listing of days when the NYSE is closed. Investments in securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last-quoted bid price. The Intermediate Bond Fund and the High Income Fund normally obtain market values for their portfolio securities from an independent pricing service or from the use of an internal matrix system that derives value based on comparable securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, or original cost plus accrued interest, both of which approximate market value. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market quote a fair value estimate made according to methods approved by the Board of Directors. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities could change on days when you can't buy or sell fund shares.


TELEPHONE REQUESTS. When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your investment broker can also use these privileges to request exchanges on your account, and with your written permission, redemptions.

As long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The funds may suspend or eliminate the telephone privilege at any time. The funds will provide 7 days' prior written notice before suspending or eliminating telephone privileges.

EXCHANGE PRIVILEGES. There is no fee to exchange shares of the funds for shares of other Morgan Keegan Funds. Your new fund shares will be the same class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the funds currently limit each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The funds will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

ACCOUNTS WITH LOW BALANCES. If the value of your account falls below $500 due to exchanges and redemption Morgan Keegan may mail you a notice asking you to bring the account back up to $500 or close it out. If you do not take action within 60 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

REINSTATING RECENTLY SOLD SHARES. For 120 days after you sell Class A shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of the same or another Morgan Keegan Fund at net asset value, without payment of a sales charge.

ADDITIONAL POLICIES

Please note that the funds maintain additional policies and reserve certain rights, including:

Class A shares may be acquired without a sales charge if the purchase is made through a Morgan Keegan investment broker who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. In addition, Class A shares may be acquired without a sales charge if a purchase is made with the proceeds of a redemption of other mutual fund shares, provided that the purchaser paid a sales charge in connection with purchasing or redeeming these shares and further provided that the purchase of the Class A shares of the fund is made within 30 days of a redemption.

The funds may vary their initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

At any time, the funds may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares or refuse a purchase order. Additionally the funds may suspend the right of redemption.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM (SIP). Use SIP to set up regular automatic investments in a fund from your bank account. You determine the frequency and the amount of your investments, and you can skip an investment with three days' notice. Not available with Class I shares.

SYSTEMATIC WITHDRAWAL PLAN. This plan is designated for retirees and other investors who want regular withdrawals from a fund account. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN. This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION. This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

AUTOMATED INVESTMENTS OR WITHDRAWALS. Set up regular investments or withdrawals to suit your needs and let Morgan Keegan do the work for you.

MOVE MONEY BY PHONE. Designate this on your application and you can move money between your bank account and your Morgan Keegan account with a phone call.

DIVIDEND REINVESTMENT. Have your dividends automatically reinvested at no sales charge.

EXCHANGES. It's easy to move money from one fund to another with no exchange fees. (Exchange privilege may be changed or discontinued at any time.) Call 800-366-7426 or visit our Web site at www.morgankeegan.com.


OPENING AN ACCOUNT. Opening a regular investment or a tax-deferred retirement account at Morgan Keegan is easy. Your investment broker can help you determine which fund is right for you. He or she is trained to understand investments and can help speed the application process.

SERVICES. Take advantage of everything your investment broker and Morgan Keegan have to offer. The services described on this page can make investing easy for you. And your investment broker can be a valuable source of guidance and additional services, for planning your investments and for keeping them on track with your goals.


Morgan Keegan also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call
800-366-7426 for information on retirement plans or any of the services described above.

FUNDS'  MANAGEMENT  AND  INVESTMENT  ADVISER


The funds are managed by Morgan Asset Management, Inc., 50 Front Street, Memphis, TN 38103. Pursuant to each fund's advisory agreement (the "Advisory Agreement"), the Adviser is responsible for the investment management of the funds, including responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. The Capital Growth Fund pays the Adviser a management fee equal to an annual rate of 1.00% of the average daily net assets of the fund for the first $100 million of assets and 0.75% of the average daily net assets exceeding $100 million; Financial Fund pays the Adviser an advisory fee equal to an annual rate of 1.00% of its average daily net assets; the Intermediate Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.40% of its average daily net assets; and the High Income Fund pays the Adviser an advisory fee equal to an annual rate of 0.75% of its average daily net assets. Founded in 1986, the Adviser is a wholly owned subsidiary of MK Holding, Inc., a wholly owned subsidiary of Regions Financial Corporation. Regions Financial Corporation is a financial holding company that provides banking and other financial services. The Adviser has, as of September 30, 2002, more than $847 million in total assets under management.

T.S.J. Advisory Group, Inc., 3650 Mansell Road, Suite 200, Alpharetta, GA 30022, sub-advises the Financial Fund. Founded in 2000, the Sub-adviser is controlled by T. Stephen Johnson, who also controls T. Stephen Johnson & Associates, Inc. ("TSJ&A"), a bank consulting firm and investment manager in the Southeast established in 1986, and W. James Stokes. The Sub-adviser is responsible for the day-to-day management of the fund and makes investment decisions and places orders to buy, sell or hold a particular security. The Adviser pays the Sub-adviser an advisory fee equal to an annual rate of 0.75% of the fund's average daily net assets. The Sub-adviser has, as of September 30, 2002, more than $12 million in total assets under management.

FUNDS' PORTFOLIO MANAGERS

CAPITAL GROWTH FUND

Charles A. Murray, CFA has served as the portfolio manager of the Capital Growth Fund since November 1, 2002. Since November 1, 2002, Mr. Murray has been a Vice-President of the Adviser. Prior to November 1, 2002, he was Senior Vice-President of the Capital Management Group, a registered investment adviser that is a division of Regions Bank, a wholly owned subsidiary of Regions
Financial Corporation. He served as a Portfolio Manager there from 1974. He received a B.S. in Marketing from the University of Alabama in 1970.


FINANCIAL FUND

W. James Stokes serves as the portfolio manager of the Financial Fund. Mr. Stokes has been the Managing Director of the Sub-advisor since its inception. He joined TSJ&A in 1987 as a Vice President in charge of financial analysis. His bank consulting practice has focused on mergers and acquisitions, stock valuations, fairness opinions and regulatory issues. He also served as Managing Director of the Southeast Bank Fund Inc. (an investment company) from 1995 through 1998. Mr. Stokes began his banking career as a Bank Examiner with the Federal Reserve Bank of Atlanta. He received a BBA in Finance from Emory University in Atlanta in 1980.

INTERMEDIATE BOND FUND AND HIGH INCOME FUND


James C. Kelsoe, CFA, serves as the portfolio manager of both the Intermediate Bond Fund and the High Income Fund. Mr. Kelsoe is the Chief Fixed Income Investment Officer of the Adviser, a position he has held since 1991. He joined Morgan Keegan in 1991 and has been in the investment business since 1986. He received a B.S. in Finance from the University of Alabama in 1986.

FUNDS' DISTRIBUTOR

Morgan Keegan acts as the distributor of the funds' shares. It also is a wholly owned subsidiary of Regions Financial Corporation. Each fund has adopted a plan under Rule 12b-1 that allows the funds to pay distribution fees for the sale and distribution of the Class A and C shares and for shareholder servicing; and, because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS


INCOME AND CAPITAL GAIN DISTRIBUTIONS. Each fund distributes its net investment income and net capital gain to shareholders. Each of the Capital Growth Fund and the Financial Fund declares and pays dividends annually. Using projections of its future income, each of the Intermediate Bond Fund and the High Income Fund declares dividends daily and pays them monthly. Each fund distributes annually net capital gains, if any.


You may have your distributions reinvested in shares of the fund you own or credited to your brokerage account or mailed out by check. If you do not give Morgan Keegan other instructions, your distributions will automatically be reinvested in shares of the fund you own.

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. Every year, the funds will send you information detailing the amount of dividends and net capital gain distributed to you for the previous year. In general, any dividends and net short-term capital gain distributions you receive from the funds are taxable as ordinary income. Distributions of other capital gains are generally taxable as long-term capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, your fund will send you information detailing the amount of dividends and net capital gain distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange is the same as a sale.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in a fund close to a capital gains distribution or income dividend payment date (if a fund makes a distribution, you will receive some of your investment back as a taxable distribution), or
o Selling shares of a fund at a loss for tax purposes and reinvesting in shares of that fund 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss).

Your investment in the funds could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING. By law, the funds must withhold up to 30% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and up to 30% of your distributions if you are otherwise subject to backup withholding.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the funds' financial performance for the periods shown.1/ Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information for the year ended June 30, 2002 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the funds' financial statement, is included in the funds' Annual Report to Shareholders for the fiscal year ended June 30, 2002. Information for prior years and periods was audited by KPMG LLP. Annual Reports may be obtained without charge by calling 1-800-564-2188.

                                                             REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND
                                        ----------------------------------------------------------------------------------------
                                                                               CLASS A

                                        ----------------------------------------------------------------------------------------

                                         For The Year       For The Year     For The Year      For The Year      For The Year
                                            Ended               Ended             Ended            Ended             Ended
                                        June 30, 2002      June 30, 2001     June 30, 2000    June 30, 1999     June 30, 1998
                                        ----------------------------------------------------------------------------------------
Net Asset Value, beginning of period        $19.77              $26.87            $27.10           $26.56          $21.64

INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                     (0.18)               (0.13)            (0.20)           (0.17)          (0.16)
  Net Gain (Loss) on Securities             (2.22)               (3.05)            (0.03)            1.46            5.57
                                        ----------------------------------------------------------------------------------------
  Total from Investment Operations          (2.40)               (3.18)            (0.23)            1.29            5.41

LESS DISTRIBUTIONS
  Dividends (from net investment
    income)                                   -                      -                -                 -               -
  Distribution (from realized gains)        (0.15)               (3.92)               -             (0.72)          (0.49)
  Distribution (return of capital)            -                      -                -             (0.03)              -
  Net Asset Value, end of period            $17.22              $19.77           $26.87            $27.10          $26.56
  Total Return 2/                          (12.20)%            (13.81%)          (0.85%)            5.20%          25.32%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period              $37,069,483         $47,075,292       $69,386,938       $95,893,801    $88,207,007
  Expenses to Average Net Assets            2.00%                1.97%             1.76%             1.74%          1.79%
  Net Investment Income to Average
    Net Assets                             (0.98)%              (1.07%)           (0.74%)          (0.68%)         (0.66%)
  Portfolio Turnover Rate                    31%                    29%              20%              15%             28%



1/ Prior to November 1, 2000,  the Capital  Growth Fund operated as Morgan Keegan  Southern  Capital Fund,  Inc. and had a policy of investing  at least 65% of its assets in companies  headquartered  in the Southern  United  States.
Morgan Keegan  Southern  Capital Fund,  Inc.  offered only one class of shares that was converted to Class A shares of the fund.
2/ Total return does not include front-end sales load.

                REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND

                                           ---------------------------------------------------
                                                                CLASS C

                                           ---------------------------------------------------
                                                For The Year             For the Period
                                                    Ended             June 15, 2001 through
                                                June 30, 2002             June 30, 2001
                                           ---------------------------------------------------
Net Asset Value, beginning of period               $19.76                    $19.77

INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                            (0.27)                        -
  Net Gain (Loss) on Securities                    (2.21)                    (0.01)
                                                   ------                    ------
  Total from Investment Operations                 (2.48)                    (0.01)

LESS DISTRIBUTIONS
  Dividends (from net investment income)              -                          -
  Distribution (from realized gains)               (0.15)                        -
  Distribution (return of capital)                    -                        -
  Net Asset Value, end of period                  $17.13                     $19.76
  Total Return                                    (12.66)%                        -

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period                      $32,933                     $5,394
  Expenses to Average Net Assets 1/                 2.49%                      1.97%
  Net Investment Income to Average
      Net Assets 1/                               (1.47)%                     (1.07%)
  Portfolio Turnover Rate                             31%                        29%


1/ Annualized for periods less than one year.

                REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND

                                           -------------------------
                                                   CLASS I
                                               For the Period
                                              January 23, 2002
                                                  through
                                               June 30, 2002
                                           -----------------------
Net Asset Value, beginning of period              $18.39

INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                            (0.09)
  Net Gain (Loss) on Securities                    (1.04)
                                           -----------------------
  Total from Investment Operations                 (1.13)

LESS DISTRIBUTIONS
  Dividends (from net investment income)               -
  Distribution (from realized gains)                   -
  Distribution (return of capital)                     -
  Net Asset Value, end of period                  $17.26
  Total Return                                     (6.14)%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period                      $441,995
  Expenses to Average Net Assets 1/                  1.50%
  Net Investment Income to Average
       Net Assets 1/                               (0.48)%
  Portfolio Turnover Rate                              31%


1/ Annualized for periods less than one year.

                                                        REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND

                                         -------------------------------------- ----------------------------------------
                                                        CLASS A                                 CLASS C

                                         -------------------------------------- ----------------------------------------
                                            For The Year      For The Period       For The Year       For The Period
                                               Ended          August 30, 2000         Ended           August 30, 2000
                                           June 30, 2002     through June 30,     June 30, 2002           through
                                                                   2001                                June 30, 2001
                                         -------------------------------------------------------------------------------

Net Asset Value, beginning of period           $11.32             $10.00              $11.27          $10.00

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         (0.02)             0.04                (0.07)          (0.03)
  Net Gains (loss) on Securities                 0.32              1.28                 0.32            1.30
                                         -------------------------------------------------------------------------------
Total from Investment Operations                 0.30              1.32                 0.25            1.27

LESS DISTRIBUTIONS
  Dividends (from net investment
    income)                                    (0.02)                -                 (0.02)            -
  Distributions (from realized gains)          (0.04)                -                 (0.04)            -
  Net Asset Value, end of period               $11.56             $11.32               $11.46          $11.27
  Total Return 1/                               2.76%             13.20%                2.24%          12.70%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period                 $11,495,119         $18,412,183         $2,152,586      $2,382,468
  Expenses to Average Net Assets 2/            2.26%               2.48%                2.76%            2.9%
  Net Investment Income to Average
       Net Assets 2/                           (0.15)%            0.36%              (0.64)%          (0.15)%
  Portfolio Turnover Rate                         19%               23%                 19%             23%



1/ Total return does not include front-end sales load that applies to Class A shares of the fund.

2/ Annualized for periods less than one year.

                                                          REGIONS MORGAN KEEGAN SELECT
                                                                 FINANCIAL FUND

                                              ---------------------------------------------------
                                                                   CLASS I

                                              ---------------------------------------------------
                                                 For the Year                 For the Period
                                                     Ended                    August 30, 2000
                                                 June 30, 2002             through June 30, 2001
                                              ---------------------------------------------------
Net Asset Value, beginning of period                $11.36                        $10.00

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.04                          0.06
  Net Gains (loss) on Securities                     0.32                          1.30
                                              --------------------         ----------------------
Total from Investment Operations                     0.36                          1.36

LESS DISTRIBUTIONS
  Dividends (from net investment income)            (0.02)                           -
  Distributions (from realized gains)               (0.04)                           -
  Net Asset Value, end of period                    $11.66                        $11.36
  Total Return                                       3.28%                        13.60%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period                        $990,643                     $1,303,129
  Expenses to Average Net Assets 1/                    1.77%                       1.99%
  Net Investment Income to Average
     Net Assets 1/                                     0.35%                       0.84%
  Portfolio Turnover Rate                               19%                          23%




1/ Annualized for periods less than one year.

                                                  REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

                                          ------------------------------------------------------------------------------------
                                                                                CLASS A

                                          ------------------------------------------------------------------------------------
                                               For The Year         For The Year        For The Year         For the Period
                                                   Ended               Ended               Ended             March 22, 1999
                                               June 30, 2002       June 30, 2001       June 30, 2000            through
                                                                                                             June 30, 1999
                                          ------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $10.21               $9.74               $9.85                 $10.00

INCOME FROM INVESTMENT  OPERATIONS
  Net Investment Income                            0.96                 0.78                0.68                   0.16
  Net Gains (loss) on Securities                     -                  0.47               (0.11)                (0.15)

                                          ------------------------------------------------------------------------------------
Total from Investment Operations                   0.96                 1.25                0.57                  0.01

LESS DISTRIBUTIONS
  Dividends (from net
    investment income)                            (0.94)               (0.78)              (0.68)                (0.16)
  Distributions (from realized gains)             (0.06)                 -                   -                     -
  Net Asset Value, end of period                 $10.17               $10.21              $9.74                 $9.85
  Total Return 1/                                  9.61%               13.16%              6.17%                 0.06%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period                     $54,495,867         $12,375,281       $6,101,095              $3,164,863
  Expenses to Average Net Assets 2/, 3/            0.89%               0.89%              0.90%                   0.90%
  Net Investment Income to Average Net Assets 3/   9.55%               7.73%              6.95%                   6.48%
  Portfolio Turnover Rate                           37%                  60%                30%                      7%

1/ Total return does not include front-end sales load.

2/ For Class A shares of the Intermediate Fund: 0.91%, 1.12%, 1.51% and 3.41% before excess reimbursement and fee waiver from Adviser for the year ended June 30, 2002, the year ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.

3/ Annualized for periods less than one year.



                                                   REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                                     --------------------------------------------------------------------------------
                                                                         CLASS C

                                     --------------------------------------------------------------------------------
                                       For The Year       For The Year       For The Year         For the Period
                                           Ended              Ended              Ended            March 22, 1999
                                       June 30, 2002      June 30, 2001      June 30, 2000           through
                                                                                                  June 30, 1999
                                     --------------------------------------------------------------------------------
Net Asset Value, beginning of period      $10.21              $9.74             $9.85                 $10.00

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                    0.93               0.74               0.67                  0.15
  Net Gains (loss) on Securities             -                0.47              (0.11)                (0.15)
                                     --------------------------------------------------------------------------------
Total from Investment Operations           0.93               1.21               0.56                  0.00

LESS DISTRIBUTIONS
  Dividends (from net investment
    income)                               (0.91)             (0.74)             (0.67)                (0.15)
  Distributions (from realized gains)     (0.06)                -                  -                     -
  Net Asset Value, end of period          $10.17             $10.21              $9.74                $9.85
  Total Return                             9.34%             12.76%              5.81%                (0.04)%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period             $31,788,056        $9,396,442          $4,401,369           $1,986,591
  Expenses to Average Net Assets 1/, 2/    1.23%              1.23%              1.25%                1.25%
  Net Investment Income to Average
  Net Assets 2/                            9.20%              7.54%              6.71%                6.22%
  Portfolio Turnover Rate                    37%                60%                30%                   7%


1/ For Class C shares of the Intermediate Fund: 1.25%, 1.47%, 1.85% and 3.82% before excess reimbursement and fee waiver from Adviser for the year ended June 30, 2002, the year the ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.

2/ Annualized for periods less than one year.

                                                 REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

                                             --------------------------------------------------------------------------------------
                                                                                    CLASS I

                                             --------------------------------------------------------------------------------------
                                                For The Year          For The Year            For The Year        For the Period
                                                    Ended                 Ended                  Ended            March 22, 1999
                                                June 30, 2002         June 30, 2001          June 30, 2000            through
                                                                                                                   June 30, 1999
                                             --------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $10.21                 $9.74                  $9.85                $10.00

INCOME FROM INVESTMENT OPERATONS
  Net Investment Income                             0.99                  0.80                    0.72                 0.16
  Net Gains (loss) on Securities                      -                   0.47                   (0.11)               (0.15)
                                             --------------------------------------------------------------------------------------
Total from Investment Operations                    0.99                  1.27                    0.61                 0.01

LESS DISTRIBUTIONS
  Dividends (from net investment income)           (0.97)                (0.80)                  (0.72)               (0.16)
  Distributions (from realized gains)              (0.06)                   -                  -                         -
  Net Asset Value, end of period                   $10.17                $10.21                  $9.74                 $9.85
  Total Return                                      9.99%                13.43%                  6.46%                 0.13%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period                      $20,289,077           $10,104,733             $1,823,405            $1,068,933
  Expenses to Average Net
    Assets 1/, 2/                                   0.64%                 0.63%                  0.65%                 0.65%
  Net Investment Income to
    Average Net Assets 2/                           9.80%                 7.90%                  7.30%                 6.82%
  Portfolio Turnover Rate                            37%                    60%                   30%                   7%



1/ For Class I shares of the Intermediate Bond Fund: 0.66%, 0.88%, 1.26% and 3.13% before excess reimbursement and fee waiver from Adviser for the year ended June 30, 2002, the year ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.

2/ Annualized for periods less than one year.


                                                       REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

                                      --------------------------------------------------------------------------------
                                                                          CLASS A

                                      --------------------------------------------------------------------------------
                                          For The Year         For The Year        For The Year      For the Period
                                              Ended                Ended              Ended          March 22, 1999
                                          June 30, 2002        June 30, 2001      June 30, 2000          through
                                                                                                      June 30, 1999
                                      --------------------------------------------------------------------------------
Net Asset Value, beginning of period         $10.56                $9.98              $10.17             $10.00

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       1.42                 1.30                1.29               0.20
  Net Gains (loss) on Securities             (0.07)                0.58               (0.19)              0.17
                                      --------------------------------------------------------------------------------
Total from Investment Operations              1.35                 1.88                1.10               0.37

LESS DISTRIBUTIONS
  Dividends (from net investment income)     (1.33)               (1.30)              (1.29)              (0.20)
  Distributions (from realized gains)        (0.11)                  -                -                     -
  Net Asset Value, end of period             10.47               $10.56               $9.98               $10.17
  Total Return 1/                            13.57%               19.88%               9.98%               3.69%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period               $135,194,579          $28,873,999       $5,542,495          $1,028,584
  Expenses to Average Net Assets 2/, 3/       1.15%                1.19%               1.25%               1.25%
  Net Investment Income to Average
     Net Assets 3/                           13.52%               12.86%             10.89%               8.74%
  Portfolio Turnover Rate                      33%                   38%               12%                   0%



1/ Total return does not include front-end sales load.

2/ For Class A shares of the High Income Fund: 1.24%, 1.61% and 4.39% before excess reimbursement and fee waiver from Adviser for the year ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.

3/ Annualized for periods less than one year.

                                                      REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

                                      ------------------------------------------------------------------------------
                                                                         CLASS C

                                      ------------------------------------------------------------------------------
                                        For The Year       For The Year       For The Year        For the Period
                                           Ended              Ended               Ended           March 22, 1999
                                       June 30, 2002      June 30, 2001       June 30, 2000          through
                                                                                                  June 30, 1999
                                      ------------------------------------------------------------------------------
Net Asset Value, beginning of period       $10.56             $9.98             $10.18                $10.00

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                     1.37               1.25               1.12                 0.18
  Net Gains (loss) on Securities           (.07)               0.58              (0.20)                0.18
                                      ------------------------------------------------------------------------------
Total from Investment Operations            1.30               1.83               0.92                 0.36

LESS DISTRIBUTIONS
  Dividends (from net investment income)   (1.28)             (1.25)             (1.12)               (0.18)
  Distributions (from realized gains)      (0.11)               -                 -                     -
  Net Asset Value, end of period           $10.47             $10.56             $9.98                $10.18
  Total Return                             13.01%             19.30%             9.33%                 3.64%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period             $74,953,800        $15,758,616          $7,806,453          $4,064,710
  Expenses to Average Net Assets 1/, 2/    1.64%              1.69%               1.75%                1.75%
  Net Investment Income to Average
     Net Assets 2/                         13.03%            12.36%              10.68%                8.65%
  Portfolio Turnover Rate                   33%                 38%                 12%                   0%


1/ For Class C shares of the High Income Fund:1.74%, 2.11% and 4.86% before excess reimbursement and fee waiver from Adviser for the year the ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.

2/ Annualized for periods less than one year.

                                                    REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
                                 -------------------------------------------------------------------------------------
                                                                       CLASS I

                                 -------------------------------------------------------------------------------------
                                    For The Year         For The Year           For The Year         For the Period
                                        Ended                Ended                 Ended             March 22, 1999
                                    June 30, 2002        June 30, 2001         June 30, 2000        through June 30,
                                                                                                          1999
                                 -------------------------------------------------------------------------------------
Net Asset Value, beginning of          $10.56                $9.98                 $10.18                $10.00
period

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income                 1.45                 1.32                   1.31                  0.20
  Net Gains (loss) on Securities       (0.07)                0.58                  (0.20)                 0.18
                                 -------------------------------------------------------------------------------------
Total from Investment Operations        1.38                 1.90                   1.11                  0.38

LESS DISTRIBUTIONS
  Dividends (from net
    investment income)                 (1.36)               (1.32)                 (1.31)                (0.20)
  Distributions (from realized gains)  (0.11)                  -                     -                     -
  Net Asset Value, end of period       $10.47               $10.56                 $9.98                 $10.18
  Total Return                         13.85%               20.18%                 10.14%                3.85%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period          $51,073,085          $17,413,569            $5,888,854             $931,780
  Expenses to Average Net
    Assets 1/, 2/                       0.91%                0.95%                  1.00%                1.00%
  Net Investment Income to
    Average Net Assets 2/              13.76%               13.18%                 11.27%                9.40%
  Portfolio Turnover Rate                33%                   38%                  12%                    0%


1/ For Class I shares of the High Income Fund: 1.00%, 1.37% and 4.02% before excess reimbursement and fee waiver from Adviser for the year ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.

2/ Annualized for periods less than one year.

MORGAN KEEGAN SELECT FUND, INC.

ACCOUNT APPLICATION

Do not use this Application for IRA or Keogh Plans.
For special forms or if you need assistance completing this Application, Please call your Morgan Keegan broker or Morgan Keegan at 1-800-366-7426.

Please print all items except signatures.
Please use blue or black ink only.

1.    FUND CHOICE

___   Regions Morgan Keegan Select Capital Growth Fund

      ___ Class A
      ___ Class C
      ___ Class I

___   Regions Morgan Keegan Select Financial Fund

      ___ Class A
      ___ Class C
      ___ Class I

___   Regions Morgan Keegan Select Intermediate Bond Fund

      ___ Class A
      ___ Class C
      ___ Class I

___   Regions Morgan Keegan Select High Income Fund

      ___ Class A
      ___ Class C
      ___ Class I


If you choose to invest in more than one fund initially, please also indicate the total purchase amount and how you wish to have your initial investment split among the funds.

$ __________________ to the Regions Morgan Keegan Select Capital Growth Fund.


$ __________________ to the Regions Morgan Keegan Select Financial Fund.


$ __________________ to the Regions Morgan Keegan Select Intermediate Bond
                     Fund.



$__________________ to the Regions Morgan Keegan Select High Income Fund.

2.    ACCOUNT REGISTRATION (PLEASE CHOOSE ONE)
 _
|_|         Individual or Joint Account*


________________________________________________________________________________
Owner's name (first, middle initial, last) AND Joint owner's name (first, middle initial, last)

* Joint tenancy with right of survivorship presumed, unless otherwise indicated.

OR
 _
|_|         UNIFORM GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)

_______________________________________________________________ as custodian for
Custodian's  name (first,  middle  initial,  last - one custodian only)

________________________________________________________________________________
Minor's name (first, middle initial, last - one minor only)

Under the ________________________________Uniform Gifts/Transfers to Minors Act
                        State

_____/______/______
Minor's date of birth

OR
 _
|_|         TRUST

_______________________________________________________________ As trustee(s) of
Trustee(s) name

____________________________________________________________ for the benefit of
                Name of trust agreement


Beneficiary's name (if applicable)_____________________

Date of trust agreement____/_____/_____

For Trust Accounts, a Multi-Purpose Certification form may be required to authorize redemptions and add privileges. Please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426 to determine if a Multi-Purpose Certification Form is required.

OR
 _
|_|         CORPORATION, PARTNERSHIP, ESTATE OR OTHER ENTITY


______________________________________________________________________________
Name of Corporation, Partnership, Estate or Other Entity


______________________________________________________________________________
Type of Entity

For Corporation, Partnership, Estate or other Entities, a Multi-Purpose Certification Form is required to authorize redemptions and add privileges. If you have any questions please call your Morgan Keegan broker or Morgan Keegan Fund Services at 1-800-366-7426.

3.    ADDRESS


______________________________________________________________________________
Street or P.O. Box                                    Apt. No.


______________________________________________________________________________
City                    State                   Zip Code


(        )                                (        )
Daytime phone number                      Evening phone number

If you are not a citizen or resident alien of the U.S., please specify country of permanent residence.


______________________________________________________________________________
Country of permanent residence

4.    SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER

[     ] [     ] [     ] [     ] [     ] [     ] [     ] [     ] [     ]
 _____   _____   _____   _____   _____   _____   _____   _____   _____

      o INDIVIDUAL ACCOUNTS. Specify the Social Security number of the owner.
      o JOINT ACCOUNTS.* Specify the Social Security number of the first named owner.
      o UNIFORM GIFTS/TRANSFERS TO MINORS ACCOUNTS . Specify the minor's Social Security number.
      o CORPORATIONS, PARTNERSHIPS, ESTATES, OTHER ENTITIES OR TRUST ACCOUNTS. Specify the Taxpayer Identification Number of the legal entity or organization that will report income and/or gains resulting from your investments in the fund.

* In ADDITION to the above, Joint accounts must ALSO specify the Social Security number of the second named owner here.

[     ] [     ] [     ] [     ] [     ] [     ] [     ] [     ] [     ]
 _____   _____   _____   _____   _____   _____   _____   _____   _____


5.    INVESTMENT   METHOD   (MINIMUM   INVESTMENT:    CAPITAL   GROWTH   FUND,
INTERMEDIATE BOND FUND & HIGH INCOME FUND - $1,000; FINANCIAL FUND - $2,500)
 _
|_|         CHECK

Enclosed is a check payable to Morgan Keegan. (Neither initial nor subsequent investments should be made by third party check.)

For $
      _____________________________________________________________________
      Amount


6.    DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
CHECK ONE ONLY. IF YOU DO NOT CHECK ONE OF THE FOLLOWING OPTIONS, ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS WILL BE REINVESTED.

___ Reinvest all dividends and capital gain distributions.

___ Pay all dividends and capital gain distributions by check.

___ Pay all dividends by check and reinvest all capital gain distributions.


7.    SYSTEMATIC INVESTMENT PLAN (SIP)
PERMITS  YOU  TO  PURCHASE   SHARES   AUTOMATICALLY   ON  A  REGULAR   BASIS  BY
ELECTRONICALLY TRANSFERRING A SPECIFIED DOLLAR AMOUNT FROM YOUR BANK ACCOUNT TO YOUR MORGAN KEEGAN MUTUAL FUND ACCOUNT.

___   Yes, I (we) want the Morgan Keegan Funds Systematic Investment Plan (SIP)

You must attach a voided check to this Application. Money will be transferred only from the bank account indicated on the voided check.

Check the day of the month most convenient for you to have your bank account debited. You can invest once or twice a month ($250 minimum investment(s)).

___  1st          ___  15th         ___  both dates

Amount you would like to invest each time: $______________

8.    TELEPHONE PRIVILEGES

TELEPHONE REDEMPTION permits redemption proceeds paid by check, payable to your account's registration and mailed to your account's address.

TELEPHONE EXCHANGE permits exchanges by telephone among Morgan Keegan funds with the same registration.

Please check one: I (we) do ___, do not ____ want the TELEPHONE REDEMPTION privilege.

Please check one: I (we) do ___, do not ____ want the TELEPHONE EXCHANGE privilege.

9. ADDITIONAL INFORMATION (we are required by the National Association of Securities Dealers, Inc. to request this information).


______________________________________________________________________________
Owner's occupation                               Owner's date of birth


______________________________________________________________________________
Owner's employer's name


______________________________________________________________________________
Owner's employer's address


______________________________________________________________________________
Joint owner's occupation                         Joint owner's date of birth


______________________________________________________________________________
Joint owner's employer's name


______________________________________________________________________________
Joint owner's employer's address

10.   SIGNATURE  By signing below, you certify and agree that:

You have received a current fund Prospectus and agree to its terms. It is your responsibility to read the Prospectus of any fund into which you may exchange.

You have full authority and are of legal age to buy and redeem shares (custodians certify they are duly authorized to act on behalf of the investors).

The funds' Transfer Agent, Morgan Keegan, Morgan Keegan Select Fund, Inc., Morgan Asset Management, Inc., any affiliate and/or any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions or inquiries reasonably believed to be genuine.

You understand that mutual fund shares are not deposits or obligations of, or guaranteed by, any bank, the U.S. Government or its agencies, and are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other agency.

The net asset value of funds of this type will fluctuate from time to time.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

The IRS requires all taxpayers to write their Social Security number or other Taxpayer Identification Number in Section 4 of this Application and sign this Certification. Failure by a non-exempt taxpayer to give us the correct Social Security number or Taxpayer Identification Number will result in the withholding of up to 30% of all taxable dividends and other distributions paid to your account and proceeds from redemptions of your shares (referred to as "backup withholding").

Understanding penalties of perjury, you certify that:

(1) The Social Security Number or other Taxpayer Identification Number on this Application is correct and (2) you are not subject to backup withholding because
(a) you are exempt from backup withholding; (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding; or (c) the IRS has notified you that you are no longer subject to backup withholding.

Cross out item 2 above if it does not apply to you.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

PLEASE SIGN HERE:

X
_______________________________________________________________________
Owner or Custodian

X
_______________________________________________________________________
JOINT OWNER (IF ANY), CORPORATE OFFICER, PARTNER, TRUSTEE, ETC.

Date                          Title
    _____________________          _______________________________

Mailing Instructions
Please mail the application to:

Your Morgan Keegan broker.

Or

Morgan Keegan Select Fund, Inc.
50 Front Street
Memphis, TN 38103

THIS APPLICATION MUST BE FILED WITH THE TRANSFER AGENT BEFORE ANY REDEMPTION REQUEST CAN BE HONORED.

YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT RECEIVED, SHARES PURCHASED AND PRICE PAID PER SHARE.


------------------------------------------------
OFFICE USE ONLY

Account Number _____________________

Rep Number__________________________

-------------------------------------------------

FOR ADDITIONAL INFORMATION

A Statement of Additional Information ("SAI"), dated November 1, 2002, containing further information about the funds has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus.

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance.

Free copies of the annual and semi-annual reports and SAI may be obtained:

      o  From your Morgan Keegan investment broker;

      o  By calling Morgan Keegan at 800-564-2188;

      o  By writing to Morgan Keegan at the address noted below; or

      o  By accessing the Edgar Database on the SEC's website at www.sec.gov

Information about the funds (including shareholder reports and the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 202-942-8090 for further information). You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at PUBLICINFO@SEC.GOV, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:

                          Morgan Keegan & Company, Inc.
                                 50 Front Street
                                Memphis, TN 38103
                                 1-800-366-7426















Investment Company Act File No. 811-09079.

                         MORGAN KEEGAN SELECT FUND, INC.

                Regions Morgan Keegan Select Capital Growth Fund


                          Morgan & Keegan Company, Inc.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (800) 366-7426



                       STATEMENT OF ADDITIONAL INFORMATION



      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the fund's Prospectus, dated November 1, 2002, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the fund's distributor, by writing to the above address or by calling the toll-free number listed above.



--------------------------------------------------------------------------------



                                November 1, 2002

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


STATEMENT OF ADDITIONAL INFORMATION..........................................1

GENERAL INFORMATION..........................................................1

INVESTMENT LIMITATIONS AND POLICIES..........................................1

ADDITIONAL TAX INFORMATION...................................................4

   General...................................................................4

   Dividends and Other Distributions.........................................4

   Redemptions...............................................................5

   Hedging Strategies........................................................5


ADDITIONAL DEBT INFORMATION..................................................6

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................7

   Letter of Intent..........................................................7

   Sales Charge Waivers......................................................7

   Additional Information on Redemptions.....................................8

VALUATION OF SHARES..........................................................8

PURCHASE OF SHARES...........................................................8

   Class A Shares............................................................8

   Class C Shares............................................................9

   Class I Shares............................................................9

PERFORMANCE INFORMATION......................................................9

   Total Return Calculations.................................................9

   Other Information........................................................12

TAX-DEFERRED RETIREMENT PLANS...............................................13

   Individual Retirement Accounts - IRAs....................................13

   Self-Employed Individual Retirement Plans - Keogh Plans..................13

   Simplified Employee Pension Plans - SEPPS, and Savings Incentive
   Match Plans for Employees - SIMPLES......................................14

DIRECTORS AND OFFICERS......................................................14

PRINCIPAL SHAREHOLDERS......................................................17

INVESTMENT ADVISER..........................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................19

DISTRIBUTOR.................................................................21

DESCRIPTION OF THE FUND'S SHARES............................................23

LEGAL COUNSEL...............................................................25

INDEPENDENT ACCOUNTANTS.....................................................25

Dated:  November 1, 2002

                               GENERAL INFORMATION

      The Morgan Keegan Select Fund, Inc., is an open-end management investment company (the "Company") organized as a Maryland corporation on October 27, 1998. The Regions Morgan Keegan Select Capital Growth Fund is a diversified series of the Company. The fund offers three classes of shares: Class A shares, Class C shares and Class I shares. The Regions Morgan Keegan Select Capital Growth Fund succeeded to the business of Morgan Keegan Southern Capital Fund, Inc. ("Southern Capital") by assuming all of the assets subject to the liabilities of Southern Capital on October 31, 2000.



                       INVESTMENT LIMITATIONS AND POLICIES
      The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

      The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in the SAI are not fundamental and may be changed without shareholder approval.


INVESTMENT LIMITATIONS OF THE FUND
      THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

      (1)   issue senior securities, except as permitted under the 1940 Act;

      (2) borrow money, except that the fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

      (3) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

      (4) underwrite the securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;

      (5) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

      (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry; or

      (8) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

      THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL. THE FUND:

      (1) may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the above fundamental restriction on borrowing);

      (2) may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

      (3) may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

      (4) may not purchase securities when borrowings exceed 5% of its total assets; and

      (5) may not purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      The following pages contain more detailed information about types of instruments in which the fund may invest, strategies the Adviser may employ in pursuit of the fund's investment objective, and a summary of related risks. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

      OPTIONS. The fund may from time to time write (sell) covered call options on certain of its portfolio securities. The fund intends only to engage in transactions in exchange-traded options. A covered call option is an option to purchase a portfolio security owned by the fund. In such a transaction, the fund obligates itself to sell the underlying security to the purchaser of the option at a fixed price if the purchaser exercises the option during the option period. In return, the fund receives a premium from the purchaser. During the option period, the fund foregoes the opportunity to profit from any increase in the market price of the security above the exercise price of the option, but retains the risk that the price of the security may decline.

      The fund may seek to terminate its obligation as a writer of a call option prior to its expiration by entering into a "closing purchase transactions." There is no assurance that the fund will be able to effect a closing purchase transaction, particularly with respect to thinly traded call options. The selling of call options could result in an increase in the fund's portfolio turnover rate, particularly in periods of appreciation in the market price of the underlying securities. The fund would use such options only as a defensive strategy and not as a primary investment technique. Although not a fundamental policy subject to shareholder vote, the fund does not intend during the coming year to write call options on portfolio securities exceeding 5% of its total assets or to write options that are not traded on a national securities exchange. Normally such options will be written only on those portfolio securities which the Adviser does not expect to have significant short-term capital appreciation.

      LENDING PORTFOLIO SECURITIES. The fund may lend portfolio securities to broker-dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the value of the securities loaned plus any accrued interest, "marked-to-market" on a daily basis, is continuously maintained by the borrower with the fund, and further provided that the Adviser determines that the borrower presents minimal credit risk. The Adviser will monitor the credit status of the borrower during the period of the loan.

      During the time portfolio securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon fee from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if such vote were considered important with respect to the investment. The fund does not intend during the coming year to loan more than 5% of its portfolio securities at any given time.

      REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), each fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover their obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.


                           ADDITIONAL TAX INFORMATION
      The following is a general summary of certain federal income tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.

GENERAL
      The fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent if fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS
      A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by the fund of net capital gain do not qualify for the dividends-received deduction.

      Dividends and other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, those distributions will be taxed to the shareholders for the year in which that December 31 falls.

      A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

REDEMPTIONS
      A redemption of the fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of the fund for shares of another Morgan Keegan Fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of the fund or acquires Class A shares of another fund in the Morgan Keegan family of funds without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of the fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

      If shares of the fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

HEDGING STRATEGIES
      The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain futures and foreign currency contracts in which the fund may invest will be "section 1256 contracts." Section 1256 contracts held by the fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the fund, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

      If the fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


                           ADDITIONAL DEBT INFORMATION
      The fund will invest in debt securities, within its investment limitations, only in cases where the Adviser believes there is the potential of capital appreciation. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such ratings, the fund will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. Convertible securities purchased by the fund will be rated at the time of investment in the top four credit categories by at least one nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
LETTER OF INTENT
      The sales charge applicable to purchases of Class A shares is reduced to 1% pursuant to a Letter of Intent that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 13-month period. Investors may obtain a form of a Letter of Intent ("Letter") from their Morgan Keegan investment broker or the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS
      The sales charge is waived on Class A shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Regions Financial Corporation ("Regions") (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of fund shares in an initial amount of more than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (a) common or collective trust funds maintained by a bank, (b) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and
(c) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission ("SEC"), if the following conditions are met: (i) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (ii) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (iii) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge is also waived on purchases of Class I shares through Morgan Keegan mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

ADDITIONAL INFORMATION ON REDEMPTIONS


      The right of investors to redeem their shares, and the date of payment for redemptions, may be suspended or postponed (1) for any periods when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.


      The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold.


                               VALUATION OF SHARES


      Net asset value of the fund's shares will be determined daily as of the close of the NYSE, on every day that the NYSE is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days when the NYSE is closed. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Investments in securities traded on national securities exchanges are stated at the last-reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last-quoted bid price. Debt securities with remaining maturities of 60 days or less are valued normally at amortized cost or original cost plus accrued interest, both of which approximate market. When the fund believes that a market quote does not reflect a security's true value, the fund may substitute for the market value a fair value estimate made according to methods approved by the Board of Directors.



                               PURCHASE OF SHARES
CLASS A SHARES
      Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distribution. An initial sales charge is not imposed on purchases of $1,000,000 or more of Class A shares; however, if those shares are redeemed within 12 months from date of purchase, a 1% contingent deferred sales charge ("CDSC") will be imposed at the time of redemption. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class A shares.

CLASS C SHARES
      Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.

CLASS I SHARES
      Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or a CDSC.


                             PERFORMANCE INFORMATION
      The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them. Prior to November 1, 2000, the fund was known as Morgan Keegan Southern Capital Fund, Inc. and had a policy of investing at least 65% of its assets in companies headquartered in the Southern United States. Morgan Keegan Southern Capital Fund, Inc. offered only one class of shares that was converted to Class A shares of the fund. Performance shown for the fund for periods prior to November 1, 2000 is the performance of Morgan Keegan Southern Capital Fund, Inc. The fund no longer has an investment policy that limits its investments to companies headquartered in the Southern United States.

TOTAL RETURN CALCULATIONS


      Average annual total return before taxes ("Return Before Taxes") is calculated according to the following formula:

                       n
               P(1 + T)   = ERV
      where:   P          = a hypothetical initial payment of $1,000
               T          = average annual total return
               n          = number of years
               ERV        = ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of that period

      Because each class of the funds has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of each fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the funds' sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

      Average annual total return after taxes on distributions ("Return After Taxes on Distributions") is calculated according to the following formula:

                n
        P(1 + T)    = ATV
                         D
where:  P           = a hypothetical initial payment of $1,000
        T           = average annual total return (after taxes on distributions)
        n           = number of years
       ATV          = ending redeemable value of a hypothetical $1,000
          D payment made at the beginning of that period after taxes on fund distributions but not after taxes on redemptions

      Average annual total return after taxes on distributions and sale of fund shares ("Return After Taxes on Distributions and Sale of Fund Shares") is calculated according to the following formula:

                 n
         P(1 + T)   = ATV
                         DR
where:   P          = a hypothetical initial payment of $1,000
         T          = average annual total return (after taxes on distributions and redemption)
         n          = number of years
        ATV         = ending redeemable value of a hypothetical $1,000
           DR payment made at the beginning of that period after taxes on fund distributions and redemptions

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown in the table below. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      Under the foregoing formulas, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formulas above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the fund are assumed to have been reinvested at net asset value.


      In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.


      The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formulas set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are not taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

      The following table shows performance information before and after taxes for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

  CLASS                                   CLASS A       CLASS C       CLASS I
  (INCEPTION DATE)                       (9/22/86)    (6/15/2001)   (1/23/2002)
--------------------------------------------------------------------------------

Year ended June 30, 2002
  Return Before Taxes*..............      (15.28)       (13.53)         N/A
  Return After Taxes on Distributions     (15.41)       (13.67)         N/A
  Return After Taxes on Distributions
  and Sale of Fund Shares...........      (12.21)        (9.94)         N/A
  Non-Standardized  Return..........      (12.20)       (12.66)         N/A

Five years ended June 30, 2002
  Return Before Taxes*..............       (0.92)           N/A         N/A
  Return After Taxes on Distributions      (1.74)           N/A         N/A
  Return After Taxes on Distributions
  and Sale of Fund Shares...........       (2.70)           N/A         N/A
  Non-Standardized  Return..........       (0.22)           N/A         N/A

CLASS                                     CLASS A       CLASS C       CLASS I
  (INCEPTION DATE)                       (9/22/86)    (6/15/2001)   (1/23/2002)
--------------------------------------------------------------------------------
Ten years ended June 30, 2002
  Return Before Taxes*..............       7.20           N/A           N/A
  Return After Taxes on Distributions      5.85           N/A           N/A
  Return After Taxes on Distributions
  and Sale of Fund Shares...........       5.33           N/A           N/A
  Non-Standardized  Return..........       7.58           N/A           N/A

Inception to June 30, 2002
  Return Before Taxes*..............        N/A         (12.19)       (6.14)
  Return After Taxes on Distributions       N/A         (12.32)       (6.14)
  Return After Taxes on Distributions
  and Sale of Fund Shares...........        N/A          (9.73)       (4.92)
  Non-Standardized Return...........        N/A         (12.19)       (6.14)

* All returns (except Non-Standardized Returns) for Class A shares reflect deduction of the current maximum sales charge of 3.50%. All returns (except Non-Standardized Returns) for Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. Class I shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both the Return Before Taxes and the Non-Standardized Return for the periods indicated.


OTHER INFORMATION
      From time to time the fund may  compare  its  performance  in  Performance
Advertisements to the performance of other mutual funds or various market indices. One such market index is the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), a widely recognized unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The fund may invest in securities that are not included in the S&P 500.

      The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual Fnds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.

      The fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S.
government, the value of fund shares will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.

      The fund's Performance Advertisements may reference the history of the fund's distributor and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.


                          TAX-DEFERRED RETIREMENT PLANS
      As noted in the fund's Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS


      If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $3,000 for yourself or $6,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to an "education IRA" or "Roth IRA," distributions from which are not taxable under certain circumstances.


      An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS
      Morgan Keegan will assist self-employed individuals to set up retirement plans through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities.
However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS, AND SAVINGS
INCENTIVE MATCH PLANS FOR EMPLOYEES -
SIMPLES
      Morgan Keegan also will make available to corporate and other employers a SEPP or SIMPLE for investment in fund shares.


                             DIRECTORS AND OFFICERS


      The officers of the fund are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the fund and their principal occupations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103.

      An asterisk (*) indicates officers and/or directors who are "interested persons" of the Company as defined by the 1940 Act by virtue of their positions with Morgan Keegan and Morgan Asset Management, Inc., (the "Adviser").


                                                               NUMBER OF
               POSITION(S)                                     PORTFOLIOS IN  OTHER
               HELD WITH FUND                                  FUND COMPLEX   DIRECTORSHIPS
               AND LENGTH OF    PRINCIPAL OCCUPATION DURING    OVERSEEN BY    HELD BY
NAME AND AGE   TIME SERVED      PAST FIVE YEARS                DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------

Allen B.       President and    Mr. Morgan is Chairman and     4              Regions
Morgan, Jr.*   Director         Chief Executive Officer                       Financial
Age 60         (Since 1999)     and Executive Managing                        Corporation
                                Director of Morgan Keegan
                                & Company, Inc. He also
                                is a Director of Morgan
                                Asset Management, Inc. and
                                of Regions Financial
                                Corporation.

James D.       Director         Mr. Witherington is      4              None
Witherington,  (Since 1999)     President of SSM Corp.
Jr.                             (management of venture
Age 53                          capital funds).  He also
                                serves as a Director for
                                several private companies.

William        Director         Mr. Mann is Chairman     4              None
Jefferies      (Since 1999)     and President of Mann
Mann                            Investments, Inc. (hotel
Age 69                          investments/consulting).
                                He also serves as a
                                Director for Heavy
                                Machines, Inc. (equipment
                                contractor).

                                       14

                                                               NUMBER OF
               POSITION(S)                                     PORTFOLIOS IN  OTHER
               HELD WITH FUND                                  FUND COMPLEX   DIRECTORSHIPS
               AND LENGTH OF    PRINCIPAL OCCUPATION DURING    OVERSEEN BY    HELD BY
NAME AND AGE   TIME SERVED      PAST FIVE YEARS                DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------

James          Director         Mr. McFadden is President          4              None
Stillman R.    (Since 1999)     and Director of Starr
McFadden                        Printing Co., Inc.
Age 45                          (commercial printing), a
                                position he has held since
                                January 1, 2002.  He is
                                also President and
                                Director of 1703, Inc.
                                (restaurant management).
                                He also serves as a
                                Director for several
                                private companies.

Archie W.      Director         Mr. Willis is President            4              None
Willis III     (Since 2002)     of Community Capital
Age 44                          (financial advisory
                                real estate development
                                consulting) and Vice
                                President of Community
                                Realty Company (real
                                estate brokerage). He was
                                formerly a First Vice
                                President of Morgan Keegan
                                & Company, Inc. He
                                also serves as a Director
                                of Memphis Telecom, LLC.

Joseph C.      Vice President,  Mr. Weller is Executive        4              None
Weller*        Treasurer &      Vice President and Chief
Age 63         Assistant        Financial Officer,
               Secretary        Secretary and Treasurer
               (Since 1999)     and Executive Managing
                                Director of Morgan Keegan
                                & Company, Inc. He also
                                is a Director of Morgan
                                Asset Management, Inc.

Charles D.     Secretary and    Mr. Maxwell is a Managing      4              None
Maxwell*       Assistant        Director and Assistant
Age 48         Treasurer        Treasurer of Morgan Keegan
               (Since 1999)     & Company, Inc. and
                                Secretary/Treasurer of
                                Morgan Asset Management,
                                Inc.  From 1976 to 1986,
                                he was a senior manager
                                with Ernst & Young
                                (accountants).

      The Company has a standing Audit and Contract Review Committee consisting of all the Directors of the funds who are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The Audit and Contract Review Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit and Contract Review Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit and Contract Review Committee held one meeting during the fiscal year ended June 30, 2002.

      The Company has a Nominating Committee consisting of all the Independent Directors. The Nominating Committee's function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the Directors. The Nominating Committee will not consider nominees recommended by shareholders. The Nominating Committee held one meeting during the fiscal year ended June 30, 2002.

      Officers and Directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Each Independent Director will receive from the fund and from each other series of the Company an annual retainer of $1,000 and a fee of $250 and reimbursement for related expenses for each meeting of the Board of Directors he attends. No officer or Director is entitled to receive pension or retirement benefits from the Company or the fund.

      The table below sets forth the compensation paid to Directors for the fiscal year ended June 30, 2002.

                                   PENSION OR                         TOTAL
                                   RETIREMENT                     COMPENSATION
    NAME AND        AGGREGATE       BENEFITS        ESTIMATED     FROM COMPANY
    POSITION      COMPENSATION     ACCRUED AS        ANNUAL         AND FUND
    WITH THE        FROM THE      PART OF FUND    BENEFITS UPON   COMPLEX PAID
    COMPANY          COMPANY        EXPENSES       RETIREMENT      TO DIRECTOR
--------------------------------------------------------------------------------
Allen B. Morgan        $0              N/A             N/A             $0
Jr.
President  and
Director

James D.             $7,000            N/A             N/A           $7,000
Witherington,
Jr.
Director

William Jeffries     $6,000            N/A             N/A           $6,000
Mann
Director

James Stillman       $8,000            N/A             N/A           $8,000
R. McFadden
Director

Archie W.            $8,000            N/A             N/A           $8,000
Willis III
Director


      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the fund and in all registered investment companies overseen by the Director as of December 31, 2001.

                                                        AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES IN
                                                            ALL REGISTERED
                                                         INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY    OVERSEEN BY DIRECTOR IN
     NAME OF DIRECTOR         SECURITIES IN THE FUND         FUND COMPLEX

--------------------------------------------------------------------------------
Allen B. Morgan, Jr.              Over $100,000              Over $100,000

James D. Witherington, Jr.             None                      None

William Jeffries Mann                  None                      None

James Stillman R. McFadden          $1-10,000               $10,001-50,000

Archie W. Willis III                   None                      None


                             PRINCIPAL SHAREHOLDERS
      As of October 15, 2002, directors and officers owned in the aggregate less than 4% of the outstanding Class A, Class C, and Class I shares of the fund. As of October 15, 2002, the following shareholders were shown in the Company's records as owning more than 5% of any class of a fund's shares:

                                                         PERCENTAGE OF SHARES
                                SHAREHOLDER NAME AND   BENEFICIALLY OWNED AS OF
          FUND NAME                   ADDRESS              OCTOBER 15, 2002
--------------------------------------------------------------------------------
Capital Growth Fund, Class A
                              The Community Foundation           10.3%
                              of Greater Memphis, Inc.

Capital Growth Fund, Class C
                               Joann S. Morgan Living            63.6%
                               Trust
                               Gregory Faries                    30.6%
                               Lawrence Sorohan, III             5.6%

Capital Growth Fund, Class I
                               Joseph Weller                     33.0%
                               J. Mark Pickering                 10.9%
                               David Myers                       6.9%

                                                         PERCENTAGE OF SHARES
                                SHAREHOLDER NAME AND   BENEFICIALLY OWNED AS OF
          FUND NAME                   ADDRESS              OCTOBER 15, 2002
--------------------------------------------------------------------------------
                               John Wilson                       6.8%
                               John Oliver, III                  5.3%


* The shareholders listed may be contacted c/o Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee, 38103.


                               INVESTMENT ADVISER
      Morgan Asset Management, Inc., a wholly owned subsidiary of MK Holdings, Inc., a wholly owned subsidiary of Regions, serves as the fund's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement"). The Advisory Agreement became effective as of June 25, 2001. The Advisory Agreement provides that, subject to overall supervision by the Board of Directors of the fund, the Adviser manages the investment and other affairs of the fund. The Adviser is responsible for managing the fund's portfolio securities and for making purchases and sales of portfolio securities consistent with the fund's investment objective, policies and limitations described in the Prospectus and this Statement of Additional Information. The Adviser is obligated to furnish the fund with office space as well as with executive and other personnel necessary for the operation of the fund. In addition, the Adviser is obligated to supply the Board of Directors and officers of the fund with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of directors and officers of the fund who are employees of the Adviser and/or its affiliates.

      The fund bears all its other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the fund's shares; expenses of registering and qualifying fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to fund shareholders; costs of stationery; costs of shareholders' and other meetings of the fund; compensation and expenses of the independent directors; and insurance covering the fund and its officers and directors. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be party. The fund also may have an obligation to indemnify its directors and officers with respect to any such litigation.


      The Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses of the fund until June 30, 2003 so that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) would not exceed 2.00% of net assets of Class A shares, 2.75% of net assets of Class C shares, and 1.75% of net assets of Class I shares.

      The Adviser receives for its services a management fee, calculated daily and payable quarterly, at an annual rate of 1.0% of the average daily net assets of the fund for the first $100 million of average daily net assets and 0.75% of average daily net assets exceeding $100 million. The Adviser has agreed to reimburse the fund for certain expenses, including waiving the advisory fees received by it, in any fiscal year in which the fund's annual expenses (excluding interest, taxes, brokerage fees and commissions, and certain extraordinary charges), exceed 2.0% of the fund's average net assets. For the fiscal years ended June 30, 2002, 2001 and 2000, the fund paid the Adviser $427,242, $583,324 and $823,851, respectively.


      The Advisory Agreement will remain in effect from year to year, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the fund. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the directors of the fund who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The Advisory Agreement may be terminated by the Adviser or the fund, without penalty, on sixty (60) days' written notice to the other, and will terminate automatically in the event of its assignment.


      The Board determined that the terms of the Advisory Agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the fund is in the best interests of the Company and its shareholders. The Board believes that the Advisory Agreement will enable the fund to continue to enjoy high quality investment advisory services at costs that it deems appropriate, reasonable and in the best interests of the fund and its shareholders.

      In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser including information regarding its affiliates and its personnel, operations and financial condition. The Board also reviewed information regarding the investment performance of the fund on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), as well as the fees and expenses incurred by the fund compared to its peer group.

      The Board also specifically considered the following as relevant to its recommendations: (1) the history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; and (3) other factors deemed relevant by the Board.


      Under the Advisory Agreement, the fund will have the non-exclusive right to use the name "Morgan Keegan" until the Agreement is terminated, or until the right is withdrawn in writing by the Adviser.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE
      Under the Advisory Agreement, the Adviser is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, the fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.


      The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the fund. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal year ended June 30, 2002, the fund paid brokerage commissions of $34,533 to brokers who provided research services.

      From time to time the fund may use Morgan Keegan & Company, Inc. ("Morgan Keegan") as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the fund to pay Morgan Keegan any commission for effecting a securities transaction for the fund in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the fund on that exchange only if the fund expressly consents by written contract. The Advisory Agreement expressly provides such consent in accordance with Rule 11a2-2(T).

      The Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers. For the fiscal year ended June 30, 2002, brokerage commissions paid to Morgan Keegan constituted approximately 6% of all brokerage commissions paid by the fund in connection with 5% of the aggregate dollar amount of transactions involving the payment of commissions effected by the fund in that year. Brokerage commissions paid to Morgan Keegan were $2,175, $50 and $6,520 for the fiscal years ended June 30, 2002, 2001 and 2000, respectively.


      The fund may not buy securities from, or sell securities to, Morgan Keegan as principal. The fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

      Investment decisions for the fund are made independently from those of other accounts advised by the Adviser. However, the same security may be held in the portfolios of more that one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

      The fund, its investment adviser and distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Code of Ethics permits persons subject to the Code to invest in securities, including securities that may be purchased or held by the fund. The Code of Ethics describes the fiduciary duty owed to shareholders by all covered persons and establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the fund.


      PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal years ended June 30, 2002 and 2001, the fund's portfolio turnover rates were 31% and 29%, respectively.



                                   DISTRIBUTOR
      Morgan Keegan, which is owned by Regions, acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the fund and Morgan Keegan dated March 30, 2001 ("Underwriting Agreement"). The fund's shares are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of fund shares, including, but not limited to: printing and
distribution   of   prospectuses   and  reports  to  prospective   shareholders;
preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan also compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of fund shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of fund shares.

      Pursuant to the Underwriting Agreement, as currently in effect, Morgan Keegan will receive as compensation for its services a 3.0% sales charge on purchased shares. The sales charge is reduced to 1.0% on sales of $1 million or more, and is waived on certain purchases of fund shares.

      The fund has adopted Distribution Plans with respect to the Class A shares and Class C shares (each a "Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the fund's Rule 12b-1 Plans, distribution and service fees will be paid at an aggregate annual rate of up to 0.50% for Class A shares, and 1.00% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

      Service fees and distribution fees paid by the fund to Morgan Keegan under the Plans may exceed or be less than Morgan Keegan's expenses thereunder. For the fiscal year ended June 30, 2002, the fund paid service fees and distribution fees to Morgan Keegan of $212,587. For the fiscal year ended June 30, 2002, expenses paid for by Morgan Keegan included $127,552 for commissions and other compensation to employees, $18,855 for printing and mailing, and $11,256 for promotional materials. No interested person of the fund or non-interested director had a direct or indirect interest in the Plans or related agreements. The fund benefits from the Plans by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.


      The Plans were approved by the Initial Shareholder on October 30, 2000, and as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on August 21, 2000, including a majority of the directors who are not "interested persons" of the funds, as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plans or the Underwriting Agreement (the "Qualified Directors").

      In approving the Plans, in accordance with the requirements of Rule 12b-1, the Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing equity funds sold with front-end sales loads, with or without distribution fees. The Plans permits the fund's shares to be sold to investors with a front-end sales load of 3%, while some competing equity funds traditionally have been sold with front-end sales loads in an amount up to 8 1/2% of the purchase price (9.29% of the net amount invested). The Board also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Directors determined that there was a reasonable likelihood that the Plans would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plans enable the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit both the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in its operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result to the Plan.

      The Plans may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the fund's outstanding voting securities of the applicable class. Termination of the Plans terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plans that would materially increase the service and distribution costs to the fund requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

      The Plans, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors.

      Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plans or any related agreement shall provide to the fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.

      The Underwriting Agreement is subject to the same provisions for annual renewal as the Plans. In addition, the Underwriting Agreement will terminate upon assignment or upon sixty (60) days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon sixty (60) days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.

      Under the Underwriting Agreement and the prior Underwriting Agreement between the Company and Morgan Keegan for the Class A Shares for the fiscal periods set forth below, Morgan Keegan earned and retained the following approximate amounts of sales charges:


                  FISCAL YEAR ENDED      FISCAL YEAR ENDED     FISCAL YEAR ENDED
                    JUNE 30, 2002          JUNE 30, 2001         JUNE 30, 2000
                    -------------          -------------         -------------
Capital Growth
Fund                   $17,092                $12,600                $36,694

      Morgan Keegan earned and retained $0 as contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended June 30, 2002.


                        DESCRIPTION OF THE FUND'S SHARES
      The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this SAI, the Directors have authorized four series of shares (Regions Morgan Keegan Select Capital Growth Fund, Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C and Class I. Shares are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable. As of October 31, 2000, the Company, on behalf of Morgan Keegan Select Capital Growth Fund series, assumed all of the assets subject to the liabilities of Morgan Keegan Southern Capital Fund, Inc., which was incorporated in Maryland on May 5, 1986.

      The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board of Directors and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

      Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

      Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. The fund's shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of each fund.

                           CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                                       AND
                       PORTFOLIO ACCOUNTING SERVICE AGENT


      Morgan Keegan serves as the transfer and dividend disbursing agent of the fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of the fund's shares, and the maintenance of records regarding the ownership of such shares.

      Morgan Keegan also provides accounting services to the fund. These services include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services.

      Shareholders who request an historical transcript of their account will be charged a fee based on the number of years researched. The fund reserves the right, upon sixty (60) days' written notice, to make other charges to investors to cover administrative costs.

      State Street Bank and Trust Company, National Association, 108 Myrtle Street, Quincy, Massachusetts, 02171, serves as the custodian of the Company's cash and investment securities. The custodian is also responsible for, among other things, receipt and delivery of the fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company.

                                  LEGAL COUNSEL
      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the fund and has passed upon certain matters in connection with this offering.


                             INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP was the Company's independent certified public accountants for the period ended June 30, 2002. The financial information under the caption "Financial Highlights" in the Prospectus has been derived from the fund's financial statements contained in the fund's Annual Report to shareholders for the fiscal year ended June 30, 2002 ("Annual Report"). Those financial statements have been examined by PricewaterhouseCoopers LLP whose report thereon also appears in the Annual Report and have been incorporated by reference in this Statement of Additional Information. PricewaterhouseCoopers LLP performed an audit of the fund's financial statements and will review the fund's federal and state income tax returns. KPMG LLP was the Company's independent certified public accountants for the years presented prior to June 30, 2002.

                         MORGAN KEEGAN SELECT FUND, INC.

                   Regions Morgan Keegan Select Financial Fund


                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (800) 366-7426



                       STATEMENT OF ADDITIONAL INFORMATION




      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the fund's Prospectus, dated November 1, 2002, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the fund's distributor, by writing to the above address or by calling the toll-free number listed above.



--------------------------------------------------------------------------------



                                November 1, 2002

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

STATEMENT OF ADDITIONAL INFORMATION...........................................1
GENERAL INFORMATION...........................................................1
INVESTMENT LIMITATIONS........................................................1
  Investment Limitations of the fund..........................................1
ADDITIONAL TAX INFORMATION...................................................11
  General....................................................................11
  Dividends and Other Distributions..........................................12
  Redemptions................................................................12
  Hedging Strategies.........................................................13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................14
  Letter of Intent...........................................................14
   Sales Charge Waivers......................................................14
   Additional Information on Redemptions.....................................15
VALUATION OF SHARES..........................................................16
PURCHASE OF SHARES...........................................................16
  Class A Shares.............................................................16
  Class C Shares.............................................................16
  Class I Shares.............................................................17
PERFORMANCE INFORMATION......................................................17
  Total Return Calculations..................................................17
  Other Information..........................................................19
TAX-DEFERRED RETIREMENT PLANS................................................20
  Individual Retirement Accounts - IRAs......................................20
  Self-Employed Individual Retirement Plans - Keogh Plans....................20
  Simplified Employee Pension Plans - SEPPS and Savings
  Incentive Match Plans for Employees - SIMPLES..............................20
DIRECTORS AND OFFICERS.......................................................20
PRINCIPAL SHAREHOLDERS.......................................................24
INVESTMENT ADVISER...........................................................24
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................26
DISTRIBUTOR..................................................................28
DESCRIPTION OF THE FUND'S SHARES.............................................30
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND
 PORTFOLIO ACCOUNTING SERVICE AGENT..........................................31
LEGAL COUNSEL................................................................31
INDEPENDENT ACCOUNTANTS......................................................31


Dated:  November 1, 2002

                               GENERAL INFORMATION

      The Morgan Keegan Select Fund, Inc., is an open-end management investment company (the "Company") organized as a Maryland corporation on October 27, 1998. The Regions Morgan Keegan Select Financial Fund is a diversified series of the Company. The fund offers three classes of shares: Class A shares, Class C shares and Class I shares.


                             INVESTMENT LIMITATIONS

      The following limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

      The fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.


INVESTMENT LIMITATIONS OF THE FUND

      THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

      (1)   issue senior securities, except as permitted under the 1940 Act;

      (2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

      (3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities;

      (4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (5) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

      (6) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

      (7) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.


      The fund will concentrate (as such term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of large, mid- and small-cap banks and financial service companies.

      With respect to industry concentration, financial services companies include those that provide, and derive at least 40% of their revenues from, financial services (such as large, regional and community banks, thrift institutions, securities brokerage firms, investment management companies, commodity brokerage, investment banking, specialty finance credit and finance companies, insurance and insurance brokerage firms, government-sponsored agencies, financial conglomerates, leasing companies, financial publishing and news services, credit research and rating services, financial advertising, and financial equipment and technology companies.)

      The following investment limitations are not fundamental, and may be changed by the Board of Directors without shareholder approval. The fund:

      (1) may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

      (2) may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

      (3) may not purchase securities when borrowings exceed 5% of its total assets;

      (4) may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)); and

      (5) may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      With respect to limitation (5), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

      The fund has a policy that 80% of its assets will be invested in equity securities of large-, mid-, and small-cap companies in the financial services industry. The fund may not change this policy without giving sixty (60) days' written notice to its shareholders.

      The following pages contain more detailed information about types of instruments in which the fund may invest, strategies the Adviser and Sub-Adviser may employ in pursuit of the fund's investment objective, and a summary of related risks. The Adviser or Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goals.

      FINANCIAL SERVICES COMPANIES. Financial Services Companies include, but are not limited to businesses such as large, regional and community banks, thrift institutions, securities brokerage firms, investment management companies, commodity brokerage, investment banking, specialty finance credit and finance companies, insurance and insurance brokerage firms, government-sponsored agencies, financial conglomerates, leasing companies, financial publishing and news services, credit research and rating services, financial advertising, and financial equipment and technology companies.

      Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

      Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affects its business.

      Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Specific matters will also influence particular insurance lines. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

      Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure and the availability of funds to borrowing and interest rate levels.

      CLOSED-END INVESTMENT COMPANIES. Closed-End Investment Companies are investment companies that issue a fixed number of shares, which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.

      CONVERTIBLE SECURITIES. Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

      U.S. GOVERNMENT SECURITIES. The fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Stripped Government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

      Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

      INDEXED SECURITIES. Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

      FOREIGN SECURITIES. While the fund does not intend to invest in foreign securities, the fund may hold foreign securities under certain circumstances, such as if the fund holds securities of an issuer that is acquired by a foreign company. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities of foreign issuers may not be registered with the Securities and Exchange Commission and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. issuers.

      Futures and Options. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, over-the-counter options ("OTC Options"), Futures Contracts and Futures Margin Payments.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

      The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

      In addition, the fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

      The limitations below on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.

      TRUST  PREFERRED  SECURITIES.  The fund  may  invest  in  trust  preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the fund.

      ILLIQUID AND RESTRICTED SECURITIES. Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the fund's investments and, through reports from the Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

      Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors.

      Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the fund, however, could affect adversely the marketability of such portfolio securities and the fund might be unable to dispose of such securities promptly or at reasonable prices.

      DELAYED-DELIVERY TRANSACTIons. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.

      When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the fund's investments. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

      The fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

      REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

      SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser or Sub-Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser's or Sub-Advisor's judgment, the consideration to be earned from such loans would justify the risk.

      The Adviser understands that it is the current view of the SEC Staff that the fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

      Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

      TOTAL RETURN. Total return is composed of the income received on the securities held by the fund and either capital appreciation or depreciation of those securities.




                           ADDITIONAL TAX INFORMATION

      The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.


GENERAL

      The fund (which is treated as a separate corporation for federal tax purposes) intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain plus, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For the fund, these requirements include the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of the quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain OTHER AMOUNTS.


DIVIDENDS AND OTHER DISTRIBUTIONS

      A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by the fund of net capital gain do not qualify for the dividends-received deduction.

      Dividends or other distributions declared by the fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

      A dividend or capital gain distribution paid shortly after shares have been purchased, although, in effect, a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.


REDEMPTIONS

      A redemption of the fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of the fund for shares of another Morgan Keegan Fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of the fund or acquires Class A shares of another fund in the Morgan Keegan family of funds without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of the fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of the fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

      If shares of the fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


HEDGING STRATEGIES

      The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain futures and foreign currency contracts in which the fund may invest will be "section 1256 contracts." Section 1256 contracts held by the fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the fund, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

      If the fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


LETTER OF INTENT

      The sales charge applicable to purchases of Class A shares is reduced to 1% pursuant to a Letter of Intent that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 13-month period. Investors may obtain a form of a Letter of Intent ("Letter") from their Morgan Keegan investment broker or the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of the fund which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.


SALES CHARGE WAIVERS

      The sales charge is waived on Class A shares of the fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Regions Financial Corporation ("Regions") (or its direct or indirect subsidiaries), or by directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of fund shares in an initial amount of more than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (a) common or collective trust funds maintained by a bank, (b) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and
(c) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, shares of the fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission ("SEC"), if the following conditions are met: (i) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (ii) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (iii) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge is also waived on purchases of Class I shares through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.


ADDITIONAL INFORMATION ON REDEMPTIONS


      The right of investors to redeem their shares, and the date of payment for redemptions, may be suspended or postponed (1) for any periods when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by the fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.


      The fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's per share net asset value. However, the fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold.

                               VALUATION OF SHARES


      Net asset value of the fund's shares will be determined daily as of the close of the NYSE, on every day that the NYSE is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days when the NYSE is closed. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas. Investments in securities traded on national securities exchanges are stated at the last-reported sales price on the day of valuation. Securities traded in over-the-counter market and listed securities for which no sale was reported on that date are stated at the last-quoted bid price. Debt securities with remaining maturities of 60 days or less are valued normally at amortized cost or original cost plus accrued interest, both of which approximate market. When the fund believes that a market quote does not reflect a security's true value, the fund may substitute for the market value a fair value estimate made according to methods approved by the Board of Directors.



                               PURCHASE OF SHARES


CLASS A SHARES

      Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the fund in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distribution. An initial sales charge is not imposed on purchases of $1,000,000 or more of Class A shares; however, if those shares are redeemed within 12 months from date of purchase, a 1% contingent deferred sales charge ("CDSC") will be imposed at the time of redemption. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class A shares.


CLASS C SHARES

      Class C shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Class C shares that are redeemed within one year of purchase are subject to a CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to

Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.


CLASS I SHARES

      Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or a CDSC.


                             PERFORMANCE INFORMATION

      The fund's performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The fund's share price will fluctuate and shares, when redeemed, may be worth more or less than originally paid.


TOTAL RETURN CALCULATIONS


      Average annual total return before taxes ("Return Before Taxes") is calculated according to the following formula:

                    n
            P(1 + T)    = ERV
where:      P           = a hypothetical initial payment of $1,000
            T           = average annual total return
            n           = number of years
           ERV          = ending redeemable value of a hypothetical
                          $1,000 payment made at the beginning of
                          that period

      Because each class of the fund has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of the fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.

      Average annual total return after taxes on distributions ("Return After Taxes on Distributions") is calculated according to the following formula:

                    n
            P(1 + T)    = ATV
                             D
where:      P           = a hypothetical initial payment of $1,000
            T           = average annual total return (after taxes on
                          distributions)
            n           = number of years
           ATV          = ending redeemable value of a hypothetical $1,000
              D payment made at the beginning of that period after taxes on fund distributions but not after taxes on redemptions

      Average annual total return after taxes on distributions and sale of fund shares ("Return After Taxes on Distributions and Sale of Fund Shares") is calculated according to the following formula:

                    n
            P(1 + T)    = ATVD(D)
where:      P           = a hypothetical initial payment of $1,000
            T           = average annual total return (after taxes on
                          distributions and redemption)
            n           = number of years
           ATV          = ending redeemable value of a hypothetical $1,000
              DR payment made at the beginning of that period after taxes on fund distributions and redemptions

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown in the table below. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the fund's sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

      The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formulas set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

      The following table shows performance information before and after taxes for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

  CLASS                                   CLASS A       CLASS C       CLASS I
  (INCEPTION DATE)                       (8/28/00)     (8/28/00)     (8/28/00)
--------------------------------------------------------------------------------

Year ended June 30, 2002
  Return Before Taxes*..............      (2.12)         1.22          3.28
  Return After Taxes on Distributions     (2.36)         0.97          3.03
  Return After Taxes on Distributions
  and Sale of Fund Shares...........      (1.82)         1.75          1.98

  CLASS                                   CLASS A       CLASS C       CLASS I
  (INCEPTION DATE)                       (8/28/00)     (8/28/00)     (8/28/00)
--------------------------------------------------------------------------------

  Non-Standardized  Return..........       2.76          2.24          3.28

Inception to June 30, 2002
  Return Before Taxes*..............       5.75          8.08          9.09
  Return After Taxes on Distributions      5.61          7.93          8.95
  Return After Taxes on Distributions
  and Sale of Fund Shares...........       4.54          6.43          7.25
  Non-Standardized  Return..........       8.59          8.08          9.09

      * All returns (except Non-Standardized Returns) for Class A shares reflect deduction of the current maximum sales charge of 4.75%. All returns (except Non-Standardized Returns) for Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. Class I shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both the Return Before Taxes and the Non-Standardized Return for the periods indicated.


OTHER INFORMATION

      From time to time the fund may  compare  its  performance  in  Performance
Advertisements to the performance of other mutual funds or various market indices. The fund may also quote rankings and ratings, and compare the return of the fund with data published by Lipper Analytical Services, Inc., IBC/Donaghue's Money Market fund Report, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual Funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The fund may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.


      The fund may also compare its performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the fund or its performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the fund are not insured or guaranteed by the U.S. government, the value of the fund's shares will fluctuate and shares, when redeemed, may be worth more or less than originally paid. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on the fund's shares will vary.


      The fund's Performance Advertisements may reference the history of the fund's Adviser and Sub-Adviser and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The fund may discuss the advantages of saving through tax-deferred retirement plans or accounts.


                          TAX-DEFERRED RETIREMENT PLANS

      As noted in the fund's Prospectus, an investment in the fund's shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.


INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

      If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $3,000 for yourself or $6,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Nondeductible contributions may also be made to an "education IRA" or a "Roth IRA," distributions from which are not taxable under certain circumstances.

      An investment in the fund's shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, when the distribution is rolled over into another qualified plan, or in certain other situations.


SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

      Morgan Keegan will assist self-employed individuals to set up a retirement plan through which the fund's shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities.
However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.


SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

      Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.


                             DIRECTORS AND OFFICERS

      The officers of the fund are responsible for the operation of the fund under the direction of the Board of Directors. The officers and directors of the fund and their principal occupations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The address of each officer and director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103.

      An asterisk (*) indicates officers and/or directors who are "interested persons" of the Company as defined by the 1940 Act by virtue of their positions with Morgan Keegan and Morgan Asset Management, Inc. (the "Adviser").


                                                            NUMBER OF
               POSITION(S)                                  PORTFOLIOS IN  OTHER
               HELD WITH FUND                               FUND COMPLEX   DIRECTORSHIPS
               AND LENGTH OF    PRINCIPAL OCCUPATION DURING OVERSEEN BY    HELD BY
NAME AND AGE   TIME SERVED      PAST FIVE YEARS             DIRECTOR       DIRECTOR
-----------------------------------------------------------------------------------------

Allen B.       President and    Mr. Morgan is Chairman and  4              Regions
Morgan, Jr.*   Director (Since  Chief Executive Officer                    Financial
Age 60         1999)            and Executive Managing                     Corporation
                                Director of Morgan Keegan
                                & Company, Inc.  He also
                                is a Director of Morgan
                                Asset Management, Inc. and
                                of Regions Financial
                                Corporation.

James D.       Director (Since  Mr. Witherington is         4              None
Witherington,  1999)            President of SSM Corp.
Jr.                             (management of venture
Age 53                          capital funds).  He also
                                serves as a Director for
                                several private companies.

William        Director (Since  Mr. Mann is Chairman and    4              None
Jefferies      1999)            President of Mann
Mann                            Investments, Inc. (hotel
Age 69                          investments/consulting).
                                He also serves as a
                                Director for Heavy
                                Machines, Inc. (equipment
                                contractor).

James          Director (Since  Mr. McFadden is President   4              None
Stillman R.    1999)            and Director of Starr
McFadden                        Printing Co., Inc.
Age 45                          (commercial printing), a
                                position he has held since
                                January 1, 2002.  He is
                                also President and
                                Director of 1703, Inc.
                                (restaurant management).
                                He also serves as a
                                Director for several
                                private companies.


                                      -21-

                                                            NUMBER OF
               POSITION(S)                                  PORTFOLIOS IN  OTHER
               HELD WITH FUND                               FUND COMPLEX   DIRECTORSHIPS
               AND LENGTH OF    PRINCIPAL OCCUPATION DURING OVERSEEN BY    HELD BY
NAME AND AGE   TIME SERVED      PAST FIVE YEARS             DIRECTOR       DIRECTOR
-----------------------------------------------------------------------------------------
Archie W.
Willis III     Director (Since  Mr. Willis is President     4              None
Age 44         2002)            of Community Capital
                                (financial advisory and
                                real estate development
                                consulting) and Vice
                                President of Community
                                Realty Company (real
                                estate brokerage). He
                                was formerly a First Vice
                                President of Morgan Keegan
                                & Company, Inc. He also
                                serves as a Director of
                                Memphis Telecom, LLC.

Joseph C.      Vice President,  Mr. Weller is Executive     4              None
Weller*        Treasurer &      Vice President and Chief
Age 63         Assistant        Financial Officer,
               Secretary        Secretary and Treasurer
               (Since 1999)     and Executive Managing
                                Director of Morgan Keegan
                                & Company, Inc.  He also
                                is a Director of Morgan
                                Asset Management, Inc.

Charles D.     Secretary and    Mr. Maxwell is a Managing   4              None
Maxwell*       Assistant        Director and Assistant
Age 48         Treasurer        Treasurer of Morgan Keegan
               (Since 1999)     & Company, Inc. and
                                Secretary/Treasurer of
                                Morgan Asset Management,
                                Inc.  From 1976 to 1986,
                                he was a senior manager
                                with Ernst & Young
                                (accountants).

         The Company has a standing Audit and Contract Review Committee consisting of all the Directors of the fund who are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The Audit and Contract Review Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit and Contract Review Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit and Contract Review Committee held one meeting during the fiscal year ended June 30, 2002.

         The Company has a Nominating Committee consisting of all the Independent Directors. The Nominating Committee's function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the Directors. The Nominating Committee will not consider nominees recommended by shareholders. The Nominating Committee held one meeting during the fiscal year ended June 30, 2002.

         Officers and Directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Each Independent Director will receive from the fund and from each other series of the Company, an annual retainer of $1,000 and a fee of $250 and reimbursement for related expenses for each meeting of the Board of Directors he attends. No officer or Director is entitled to receive pension or retirement benefits from the Company or the fund.

         The table below sets forth the compensation paid to Directors for the fiscal year ended June 30, 2002.

                                   Pension or                         Total
                                   Retirement                     Compensation
    Name and        Aggregate       Benefits        Estimated     from Company
    Position      Compensation     Accrued as        Annual         and Fund
    with the        from the      Part of Fund    Benefits upon   Complex Paid
    Company          Company        Expenses       Retirement      to Director
--------------------------------------------------------------------------------
Allen B.               $0              N/A             N/A             $0
Morgan, Jr.
President and
Director

James D.             $7,000            N/A             N/A           $7,000
Witherington,
Jr.
Director

William              $6,000            N/A             N/A           $6,000
Jeffries Mann
Director

James Stillman       $8,000            N/A             N/A           $8,000
R. McFadden
Director

Archie W.            $8,000            N/A             N/A           $8,000
Willis III
Director


         The following table sets forth the dollar range of equity securities beneficially owned by each Director in the fund and in all registered investment companies overseen by the Director as of December 31, 2001.

                                                        AGGREGATE DOLLAR RANGE
                                                        OF EQUITY SECURITIES IN
                                                             ALL REGISTERED
                                                         INVESTMENT COMPANIES
                              DOLLAR RANGE OF EQUITY    OVERSEEN BY DIRECTOR IN
     NAME OF DIRECTOR         SECURITIES IN THE FUND         FUND COMPLEX
--------------------------------------------------------------------------------
Allen B. Morgan, Jr.                   None                  Over $100,000

James D. Witherington, Jr.             None                      None

William Jeffries Mann                  None                      None

James Stillman R. McFadden             None                 $10,001-50,000

Archie W. Willis III                   None                      None



                             PRINCIPAL SHAREHOLDERS

         As of October 15, 2002, directors and officers owned in the aggregate less than 1% of the outstanding Class A, Class C, and Class I shares of the fund. As of October 15, 2002, the following shareholders were shown in the Company's records as owning more than 5% of any class of a fund's shares:

                                                         PERCENTAGE OF SHARES
                                SHAREHOLDER NAME AND   BENEFICIALLY OWNED AS OF
          FUND NAME                   ADDRESS              OCTOBER 15, 2002
--------------------------------------------------------------------------------
Financial Fund, Class A
                              Willard Hill                       5.8%
                              John Rose                          5.3%
Financial Fund, Class C
                              Walter and Dorothy                 12.8%
                              Dowdle
                              Harry Call                         5.7%
Financial Fund, Class I
                              James Clayton                      6.5%
                              Carl Krausnick, Jr.                6.5%
                              Louis Stout Trust                  6.5%
                              Donna Richardson                   5.4%


* The shareholders listed may be contacted c/o Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee, 38103.


                               INVESTMENT ADVISER

         Morgan Asset Management, Inc., a wholly-owned subsidiary of MK Holding, Inc., a wholly-owned subsidiary of Regions, serves as the fund's investment adviser and manager under an Investment Advisory and Administration Agreement ("Advisory Agreement"). The Advisory Agreement became effective as of June 25, 2001. The Advisory Agreement provides that, subject to overall supervision by the Board of Directors, the Adviser manages the investment and other affairs of the funds. The Adviser is obligated to furnish the funds with office space as well as with executive and other personnel necessary for the operation of the funds. In addition, the Adviser is obligated to supply the Board of Directors and officers of the funds with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of directors and officers of the fund who are employees of the Adviser and/or its affiliates.

         The fund bears all its other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the fund's shares; expenses of registering and qualifying fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the fund's shareholders; costs of stationery; costs of shareholders and other meetings of the fund; compensation and expenses of the independent directors; and insurance covering the fund and its respective officers and directors. The fund is also liable for such nonrecurring expenses as may arise, including litigation to which the fund may be party. The fund also may have an obligation to indemnify its directors and officers with respect to any such litigation.

         The fund pays the Adviser a management fee at an annual rate of 1.00% of the fund's average daily net assets. For the fiscal year ended June 30, 2002, the fund paid the Adviser $175,440. For the fiscal period August 28, 2000 to June 30, 2001, the fund paid the Adviser $116,402.

         The Board of Directors approves the Advisory Agreement for an initial two-year period. Thereafter, it will be renewed annually, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the fund. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the directors of the fund who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The Advisory Agreement may be terminated by the Adviser or the fund, without penalty, on sixty (60) days' written notice to the other, and will terminate automatically in the event of its assignment.

         Under the Advisory Agreement, the fund will have the non-exclusive right to use the name "Morgan Keegan" until the Agreement is terminated, or until the right is withdrawn in writing by the Adviser.

         T. S. J. Advisory Group, Inc. (the "Sub-Adviser") of Alpharetta, GA, serves as the sub-adviser to the fund pursuant to a Sub-Advisory Agreement that became effective as of August 28, 2000. Founded in 2000, T. Stephen Johnson, who also controls T. Stephen Johnson & Associates, Inc., a bank consulting firm and investment manager in the Southeast established in 1986, and W. James Stokes control the Sub-Adviser. The Sub-Advisory Agreement provides that, subject to the supervision and direction by the Board of Directors, the Sub-Adviser is responsible for a continuous investment program for the fund, including investment research and management for all securities and investments and cash equivalents in the fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the fund consistent with the fund's investment objective, policies and limitations described in the Prospectus and this SAI. Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund, except for a loss resulting from willful misfeasance, bad faith or negligence, on its part, in the performance of its services and duties, or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

         The Board of Directors approves the Sub-Advisory Agreement for an initial two-year period. Thereafter, it will be renewed annually, provided such continuance is approved by a majority of the Board of Directors or by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement terminates automatically upon its assignment or upon termination of the Advisory Agreement and is terminable (1) by the Company without penalty upon sixty (60) days' written notice to the Adviser and Sub-Adviser, (2) by the Adviser on sixty
(60) days' written notice to the Company and the Sub-Adviser, (3) by the Sub-Adviser at any time after one year from the date of the Sub-Advisory Agreement on sixty (60) days' written notice to the Company and the Adviser.

         The Sub-Adviser bears all expenses incurred by it in connection with its services under the Sub-Advisory Agreement other than the cost of securities purchased for the fund. The Sub-Adviser does not have prior experience in managing the assets of investment companies.

         The Sub-Advisory Agreement provides that, as compensation for its services, the Sub-Adviser shall receive from the Adviser a fee of 0.75% of the fund's average daily net assets. The sub-advisory fee is paid by the Adviser and not the fund.


        The Board determined that the terms of the Advisory and Sub-Advisory Agreements are fair and reasonable and that approval of each of the Advisory and Sub-Advisory Agreements on behalf of the fund is in the best interests of the Company and its shareholders. The Board believes that each of the Advisory and Sub-Advisory Agreements will enable the fund to continue to enjoy high quality investment advisory services at costs that it deems appropriate, reasonable and in the best interests of the fund and its shareholders.

         In evaluating the Advisory and Sub-Advisory Agreements, the Board reviewed materials furnished by the Adviser and the Sub-Adviser, respectively, including information regarding their affiliates and their personnel, operations and financial condition. The Board also reviewed information regarding the investment performance of the fund on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), as well as the fees and expenses incurred by the fund compared to its peer group.

         The Board also specifically considered the following as relevant to its recommendations: (1) the history, reputation, qualification and background of each of the Adviser and the Sub-Adviser, as well as the qualifications of their respective personnel; (2) the financial condition of the Adviser and the Sub-Adviser; (3) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; and (4) other factors deemed relevant by the Board.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement and the Sub-Advisory Agreement, the Sub-Adviser is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, the fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), the liquidity the broker will provide and any risk assumed by the executing broker.


         The Sub-Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Sub-Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Sub-Adviser in connection with services to clients other than the funds. The Sub-Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal year ended June 30, 2002, the fund paid brokerage commissions of $12,043 to brokers who provided research services.

         From time to time the fund may use Morgan Keegan as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Sub-Adviser will not cause the fund to pay Morgan Keegan any commission for affecting a securities transaction for the fund in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the fund on that exchange only if the fund expressly consents by written contract.

         The Sub-Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the fund will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers. For the fiscal year ended June 30, 2002, brokerage commissions paid to Morgan Keegan constituted approximately 87% of all brokerage commissions paid by the fund in connection with 70% of the aggregate dollar amount of transactions involving the payment of commissions effected by the fund. Brokerage commissions paid to Morgan Keegan were $10,445 for the fiscal year ended June 30, 2002 and $16,896 for the fiscal period August 28, 2000 to June 30, 2001.


         The fund may not buy securities from, or sell securities to, Morgan Keegan as principal. The fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

         Investment decisions for the fund are made independently from those of other accounts advised by the Sub-Adviser. However, the same security may be held in the portfolios of more than one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

         The Company, its adviser and distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Code of Ethics permits persons subject to the Code to invest in securities, including securities that may be purchased or held by the fund. The Code of Ethics describes the fiduciary duty owed to shareholders by covered persons and establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the fund.


         PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal year ended June 30, 2002, the fund's portfolio turnover rate was 19%. During the fiscal year ended June 30, 2001, the fund's portfolio turnover rate was 23%.


                                   DISTRIBUTOR

         Morgan Keegan, which is owned by Regions, acts as distributor of the fund's shares pursuant to an Underwriting Agreement between the Company and Morgan Keegan dated as of March 30, 2001 ("Underwriting Agreement"). The fund's shares are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of the fund's shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of the fund's shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of fund shares.

         The fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (each a "Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, distribution and service fees will be paid at an aggregate annual rate of up to 0.50% for Class A shares, and 1.00% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

         For the fiscal year ended June 30, 2002, the fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $93,090. For the fiscal year ended June 30, 2002, expenses paid for by Morgan Keegan for the fund included $55,854 for commissions and other compensation to employees, $7,462 for printing and mailing and $3,553 for promotional materials.


         Service fees and distribution fees paid by the fund to Morgan Keegan under the Plan may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the fund or non-interested director had a direct or indirect interest in the Plan or related agreements. The fund benefits from the Plan by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

         The Plan was approved, as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on August 21, 2000, including a majority of the directors who are not "interested persons" of the fund, as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement (the "Qualified Directors").


         In approving the Plan, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Board of Directors determined that there was a reasonable likelihood that the Plan would benefit the fund and its shareholders. This determination was based, in part, on the belief that the Plan enables the fund to have Morgan Keegan investment brokers available to promote and sell the fund, thereby assisting the fund to attract assets. Growth of assets is expected to benefit the fund and the Adviser. The fund is expected to benefit from the potential for economies of scale in its operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the fund are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Board of Directors acknowledged, however, that there is no assurance that benefits to the fund will be realized as a result of the Plans.


         The Plan may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of the fund's outstanding voting securities of the applicable class. Termination of the Plan terminates any obligation of the fund to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plan that would materially increase the service and distribution costs to the fund requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

         The Plan, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors of the fund.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the fund may rely on that rule only if the selection and nomination of the fund's independent directors are committed to the discretion of such independent directors.


         The Underwriting Agreement is subject to the same provisions for annual renewal as the Plan. In addition, the Underwriting Agreement will terminate upon assignment or upon sixty (60) days' notice from Morgan Keegan. The fund may terminate the Underwriting Agreement, without penalty, upon sixty (60) days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of the fund.

         Under the Underwriting Agreement and the prior Underwriting Agreement between the Company and Morgan Keegan for the Class A Shares for the fiscal periods set forth below, Morgan Keegan earned and retained the following approximate amounts of sales charges:

                                                         FISCAL PERIOD AUGUST
                                FISCAL YEAR ENDED          28, 2000 THROUGH
                                  JUNE 30, 2002              JUNE 30, 2001
                                  -------------              -------------
Financial Fund                       $31,766                   $570,631


         Morgan Keegan earned and retained $1,431 as contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended June 30, 2002.


                        DESCRIPTION OF THE FUND'S SHARES

         The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this SAI, the Directors have authorized four series of shares (Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund and Regions Morgan Keegan Select Capital Growth Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C and Class I. Shares are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

         The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board of Directors and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

         Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

         Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. The fund's shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of each fund of the Company.

         The fund, its investment adviser and distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Codes of Ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the fund.


                           CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                     AND PORTFOLIO ACCOUNTING SERVICE AGENT


         Morgan Keegan serves as the transfer and dividend disbursing agent of the fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of the fund's shares, and the maintenance of records regarding the ownership of such shares.

         Morgan Keegan also provides accounting services to the fund. These services include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services.

         The fund reserves the right, upon sixty (60) days' written notice, to make other charges to investors to cover administrative costs.

         State Street Bank and Trust Company, National Association, 108 Myrtle Street, Quincy, Massachusetts, 02171, serves as the custodian of the Company's cash and investment securities. The custodian is also responsible for, among other things, receipt and delivery of the fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company.


                                  LEGAL COUNSEL

         Kirkpatrick   &  Lockhart  LLP,  1800   Massachusetts   Avenue,   N.W.,
Washington, D.C. 20036, serves as counsel to the fund and has passed upon certain matters in connection with this offering.


                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP was the Company's independent certified public accountants for the period ended June 30, 2002. The financial information under the caption "Financial Highlights" in the Prospectus has been derived from the fund's financial statements contained in the fund's Annual Report to shareholders for the fiscal year ended June 30, 2002 ("Annual Report"). Those financial statements have been examined by PricewaterhouseCoopers LLP whose report thereon also appears in the Annual Report and have been incorporated by reference in this Statement of Additional Information. PricewaterhouseCoopers LLP performed an audit of the fund's financial statements and will review the fund's federal and state income tax returns. KPMG LLP was the Company's independent certified public accountants for the years and for the fiscal periods presented prior to June 30, 2002.

                         MORGAN KEEGAN SELECT FUND, INC.

               Regions Morgan Keegan Select Intermediate Bond Fund
                  Regions Morgan Keegan Select High Income Fund


                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                                 (800) 366-7426



                       STATEMENT OF ADDITIONAL INFORMATION




         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the funds' Prospectus, dated November 1, 2002, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the current Prospectus is available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the funds' distributor, by writing to the above address or by calling the toll-free number listed above.



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                                November 1, 2002

                                TABLE OF CONTENTS


STATEMENT OF ADDITIONAL INFORMATION............................................1
GENERAL INFORMATION............................................................1
INVESTMENT LIMITATIONS AND POLICIES............................................1
ADDITIONAL TAX INFORMATION....................................................18
   General....................................................................18
   Dividends and Other Distributions..........................................19
   Redemptions................................................................20
   Income from Foreign Securities.............................................20
   Hedging Strategies.........................................................21
   Original Issue Discount Securities.........................................22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................23
   Letter of Intent...........................................................23
   Sales Charge Waivers.......................................................23
   Additional Information on Redemptions......................................24
VALUATION OF SHARES...........................................................24
PURCHASE OF SHARES............................................................25
   Class A Shares.............................................................25
   Class C Shares.............................................................25
   Class I Shares.............................................................26
PERFORMANCE INFORMATION.......................................................26
   Total Return Calculations..................................................26
   Other Information..........................................................29
TAX-DEFERRED RETIREMENT PLANS.................................................30
   Individual Retirement Accounts - IRAs......................................30
   Self-Employed Individual Retirement Plans - Keogh Plans....................30
   Simplified Employee Pension Plans - SEPPS and Savings
    Incentive Match Plans for Employees - SIMPLES.............................31
DIRECTORS AND OFFICERS........................................................31
PRINCIPAL SHAREHOLDERS........................................................35
INVESTMENT ADVISER............................................................36
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................37
DISTRIBUTOR...................................................................39
DESCRIPTION OF THE FUNDS' SHARES..............................................41
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING
 AGENT AND PORTFOLIO ACCOUNTING SERVICE AGENT.................................42
LEGAL COUNSEL.................................................................42
INDEPENDENT ACCOUNTANTS.......................................................42


Dated:  November 1, 2002

                               GENERAL INFORMATION



         The Morgan Keegan Select Fund, Inc., is an open-end investment management company (the "Company") organized as a Maryland corporation on October 27, 1998. The Regions Morgan Keegan Select Intermediate Bond Fund
("Intermediate Fund") and the Regions Morgan Keegan Select High Income Fund ("High Income Fund") are diversified series of the Company. Each fund has its own investment objective and policies as described in the funds' Prospectus. Each fund offers three classes of shares: Class A shares, Class C shares and Class I shares.



                       INVESTMENT LIMITATIONS AND POLICIES


         The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of a fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

         Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

         INVESTMENT LIMITATIONS OF THE FUNDS

         THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:

         (1) issue senior securities, except as permitted under the 1940 Act;

         (2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

         (3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities;

         (4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

         (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

         (7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

         (8) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

         THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL. EACH FUND:

         (1) may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

         (2) may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

         (3) may not purchase securities when borrowings exceed 5% of its total assets;

         (4) may borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)); and

         (5) may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         With respect to limitation (5), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

         The Intermediate Fund has a policy that 80% of its assets will be invested in debt securities. The fund may not change this policy without giving sixty (60) days' written notice to its shareholders.

         The following pages contain more detailed information about types of instruments in which each fund may invest, strategies the Adviser may employ in pursuit of each fund's investment objective, and a summary of related risks. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the funds achieve their goals.


         ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security receives interest payments from the same underlying mortgage.


         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.


         CLOSED-END INVESTMENT COMPANIES. Closed-end investment companies are investment companies that issue a fixed number of shares, which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.

         CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.


         Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

         BELOW INVESTMENT GRADE BONDS. Below investment grade bonds have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of below investment grade bonds may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         While the market for below investment grade bonds has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the below investment grade bond market, especially during periods of economic recession.

         The market for below investment grade bonds may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, below investment grade bonds will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing below investment grade bonds than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade bonds and the ability of outside pricing services to value below investment grade bonds.

         Since the risk of default is higher for below investment grade bonds, the Adviser's research and credit analysis are an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         U.S. GOVERNMENT SECURITIES. Each fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Stripped Government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

         Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

         MUNICIPAL OBLIGATIONS. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a fund. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or facility being financed. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities. In addition, certain types of IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

         FOREIGN SECURITIES (HIGH INCOME FUND). Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

         Foreign   investments   involve  risks  relating  to  local  political,
economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

         It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter ("OTC") markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

         Foreign  markets  may offer  less  protection  to  investors  than U.S.
markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

         Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

         FOREIGN CURRENCY TRANSACTIONS (HIGH INCOME FUND). The fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies).

Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The fund may use currency forward contracts for any purpose consistent with its investment objective.

         The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. The fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

         A "settlement hedge" or "transaction hedge" is designed to protect the fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

         The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

         Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the fund's investment exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the fund by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the fund's exposure to a foreign currency and that currency's value declines, the fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.


         INDEXED SECURITIES. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.


         Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

         Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified  currency  value  increases,  resulting  in a security  that  performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.


         VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

         ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating each fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.


         FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts, Futures Margin Payments, Options and Futures Relating to Foreign Currencies, and Swap Agreements.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Each fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of each fund's assets could impede portfolio management or each fund's ability to meet redemption requests or other current obligations.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each fund will be required to make margin payments to an FCM as described above for futures contracts.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         Combined   Positions   involve   purchasing  and  writing   options  in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

         Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

         In addition, each fund will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         The limitations below on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match each fund's current or anticipated investments exactly. Each fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in each fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, each fund's access to other assets held to cover its options or futures positions could also be impaired.

         OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES (HIGH INCOME FUND). Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.


         SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.


         In a typical cap or floor agreement one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the High Income Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.


         ILLIQUID AND RESTRICTED SECURITIES. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Adviser determines the liquidity of each fund's investments and, through reports from the Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of each fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).


         Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors.

         Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem Restricted Securities as liquid. The Adviser has the ability to deem restricted securities as liquid. Where registration is required, each fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a fund, however, could affect adversely the marketability of such portfolio securities and a fund might be unable to dispose of such securities promptly or at reasonable prices.

         LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.

Direct debt instruments are subject to the funds' policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Adviser uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the funds' investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the borrower, SEC interpretations require the funds, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), each fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover their obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

         DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with each fund's investments. If each fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

         Each fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

         SECURITIES LENDING. Each fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions:
(1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

         When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

         SOURCES OF CREDIT OR LIQUIDITY SUPPORT. The Adviser may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, the Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.

         LEVERAGE. The use of leverage by each fund creates an opportunity for increased net income and capital growth for the fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Each fund may utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for a fund including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to a fund. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain a fund's leveraged position if it deems such action to be appropriate under the circumstances. Certain types of borrowings by a fund may result in the fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. A fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the corporate debt securities or preferred shares purchased by a fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the fund in managing the fund's portfolio in accordance with the fund's investment objectives and policies.

         EFFECTIVE MATURITY. Effective maturity is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date. For example, a mortgage-backed bond may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that bond, the effective maturity may be 10 years rather than the stated 30 years. The average effective maturity is the dollar-weighted average of effective maturities of the securities in the fund's portfolio.


         TOTAL RETURN. Total return is composed of the income received on the securities held by the fund and either capital appreciation or depreciation of those securities.




                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes that may be applicable to them.


GENERAL

         Each fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, each fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain plus, in the case of the High Income Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of the quarter of each fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


DIVIDENDS AND OTHER DISTRIBUTIONS

         A portion of the dividends from a fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a fund from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by each fund of net capital gain do not qualify for the dividends-received deduction.

         Dividends or other distributions declared by a fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if they are paid by the fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

         A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares immediately prior to a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.


REDEMPTIONS

          A redemption of a fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of either fund for shares of another Morgan Keegan fund generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of that fund or acquires Class A shares of any other Morgan Keegan fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if a shareholder purchases shares of a fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.


         If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


INCOME FROM FOREIGN SECURITIES

         Dividends  and  interest  received  on foreign  securities  by the High
Income Fund, and gains it realizes thereon, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the High Income Fund is a U.S. shareholder - that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the High Income Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the High Income Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which most likely would have to be distributed by the fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not distributed to the fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         The High Income Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock included by the fund for prior taxable years. The High Income Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.


         Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the securities and (3) that are attributable to fluctuations in exchange rates that occur between the time the High Income Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the High Income Fund's investment company taxable income to be distributed to its shareholders.


HEDGING STRATEGIES

         The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Certain futures and foreign currency contracts in which a fund may invest will be "section 1256 contracts." Section 1256 contracts held by a fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by a fund, without in either case increasing the cash available to the fund.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

         If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


ORIGINAL ISSUE DISCOUNT SECURITIES

         A fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because a fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


LETTER OF INTENT

         The sales charge applicable to purchases of Class A shares is reduced to 1% pursuant to a Letter of Intent that states that the purchaser intends to purchase shares equal to at least $1,000,000 within a 13-month period. Investors may obtain a form of a Letter of Intent ("Letter") from their Morgan Keegan investment broker or the fund's transfer agent, Morgan Keegan & Company, Inc. ("Transfer Agent"). Under a Letter, purchases of shares of a fund which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of $50,000 must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $1,000,000), the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

         The sales charge is waived on Class A shares of each fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, Directors and full-time employees (and their immediate families, which includes their spouse, children, mother, father and siblings) of Regions Financial Corporation ("Regions") (or its direct or indirect subsidiaries), or by Directors or officers (and their immediate families, which includes their spouse, children, mother, father and siblings) of the fund. The sales charge also is waived on purchases of fund shares in an initial amount of more than $250,000, and thereafter for subsequent purchases if the purchaser's fund account balance is at least $250,000, by (a) common or collective trust funds maintained by a bank, (b) stock bonus, pension or profit sharing plans qualified under section 401(a) of the Code (including Keogh Plans and 401(k) Plans), and
(c) organizations exempt from taxation pursuant to section 501(a) of the Code. Also, shares of each fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission ("SEC"), if the following conditions are met: (i) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (ii) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (iii) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. The sales charge is also waived on purchases of Class I shares through Morgan Keegan Mutual fund "Wrap Accounts." Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.


ADDITIONAL INFORMATION ON REDEMPTIONS


         The right of investors to redeem their shares, and the date of payment for redemptions, may be suspended or postponed (1) for any periods when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by each fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the funds' investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the funds' shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.


         Each fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the funds' per share net asset value. However, each fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis of the redeemed shares).


                               VALUATION OF SHARES


         Net asset value of each fund's shares will be determined daily as of the close of the NYSE, on every day that the NYSE is open for business, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Pricing will not be done on days when the NYSE is closed. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Investments in securities traded on national securities exchanges are stated at the last-reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last-quoted bid price. The Intermediate Fund and the High Income Fund normally obtain market values for their securities from an independent pricing service or from the use of an internal matrix system that derives value based on comparable securities. Debt securities with remaining maturities of 60 days or less are valued normally at amortized cost or original cost plus accrued interest, both of which approximate market. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market value a fair value estimate made according to methods approved by the Board of Directors.

         Foreign securities are valued based on prices furnished by independent brokers or quotation services that express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign currencies from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of trading in that market, then that security will be valued as determined in good faith by a committee appointed by the Board of Directors.


         Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in the funds' net asset value, and the current market value of options sold by the funds will be subtracted from net assets. Securities of other open-end investment companies are valued at their respective net asset values.


                               PURCHASE OF SHARES

CLASS A SHARES

         Class A shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A shares. No initial sales charge is imposed on Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distribution. An initial sales charge is not imposed on purchases of $1,000,000 or more of Class A shares; however, if those shares are redeemed within 12 months from date of purchase, a 1% contingent deferred sales charge ("CDSC") will be imposed at the time of redemption. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class A shares.


CLASS C SHARES

         Class C shares are offered on a continuous basis at a price equal to their net asset value. Class C shares that are redeemed within one year of purchase are subject to a CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C shares.


CLASS I SHARES

         Class I shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or a CDSC.


                             PERFORMANCE INFORMATION

         The funds' performance information and quoted rankings used in advertising and other promotional materials ("Performance Advertisements") are indicative only of past performance and are not intended to and do not represent future investment results. The funds' share price will fluctuate and shares, when redeemed, may be worth more or less than originally paid.


TOTAL RETURN CALCULATIONS


         Average annual total return before taxes ("Return Before Taxes") is calculated according to the following formula:


                     (n)
             P(1 + T)          = ERV
where:       P                 = a hypothetical initial payment of $1,000
             T                 = average annual total return
             n                 = number of years
           ERV                 = ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of
                                 that period

         Because each class of the funds has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and other distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared distributions of each fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the funds' sales charge on Class A shares and the CDSC on Class C shares from the distribution rate produces a higher rate.


         Average annual total return after taxes on distributions ("Return After Taxes on Distributions") is calculated according to the following formula:

                     (n)
             P(1 + T)          = ATV
                                    (D)
where:       P                 = a hypothetical initial payment of $1,000
             T                 = average annual total return (after taxes on
                                 distributions)
             n                 = number of years
           ATV                 = ending redeemable value of a hypothetical
              (D) $1,000 payment made at the beginning of that period after taxes on fund distributions but not after taxes on redemptions

         Average annual total return after taxes on distributions and sale of fund shares ("Return After Taxes on Distributions and Sale of Fund Shares") is calculated according to the following formula:

                     (n)
             P(1 + T)          = ATV
                                    DR
where:       P                 = a hypothetical initial payment of $1,000
             T                 = average annual total return (after taxes
                                 on distributions and redemption)
             n                 = number of years
           ATV                 = ending    redeemable   value   of   a
               DR hypothetical $1,000 payment made at the beginning of that period after taxes on fund distributions and redemptions

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown in the tables below. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


         In addition to average annual total returns, the funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking each fund's sales charge on Class A shares or the CDSC on Class C shares into account. Excluding the funds' sales charge on Class A shares and the CDSC on Class C shares from a total return calculation produces a higher total return figure.

         The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formulas set forth above ("Non-Standardized Return"). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

         The funds may advertise yield, where appropriate. Each fund's yield is computed by dividing net investment income per share determined for a 30-day period ("Period") by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard:

                                             6
                  Yield        =   2[(a-b +1) -1]
                                      ---
                                      c d

                  a            =   dividends and interest earned during the
                                   period
where:            b            =   net expenses accrued during the period
                  c            =   the average daily number of fund shares
                                   outstanding during the period that would
                                   be entitled to receive dividends
                  d            =   the maximum offering price per share on the
                                   last day of the period (NAV where applicable)

         In determining interest earned during the Period (variable "a" in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For the purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) a fund accounts for gain or loss attributable to actual paydowns as an increase or decrease to interest income during the period and (2) a fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.


         The following tables show performance information before and after taxes for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.


                                   INTERMEDIATE FUND
   CLASS                                                       CLASS A     CLASS C    CLASS I
   (INCEPTION DATE)                                           (3/22/99)   (3/22/99)  (3/22/99)
-------------------------------------------------------------------------------------------------
Year ended June 30, 2002
   Return Before Taxes*..............................            7.41       8.24        9.99
   Return After Taxes on Distributions...............            3.53       4.46        5.90
   Return After Taxes on Distributions and Sale of Fund
   Shares............................................            4.04       5.83        6.00
   Non-Standardized Return...........................            9.61       9.34        9.99

Inception to June 30, 2002
   Return Before Taxes*..............................            8.16       8.48        9.14
   Return After Taxes on Distributions...............            4.86       5.32        5.70
   Return After Taxes on Distributions and Sale of Fund
   Shares............................................            4.87       5.22        5.60
   Non-Standardized  Return..........................            8.83       8.48        9.14


* All returns (except Non-Standardized Returns) for Class A shares reflect deduction of the current maximum sales charge of 2.00%. All returns (except Non-Standardized Returns) for Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. Class I shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for the Return Before Taxes and the Non-Standardized Return for the periods indicated.


                                     HIGH INCOME FUND
   CLASS                                                       CLASS A     CLASS C    CLASS I
   (INCEPTION DATE)                                           (3/22/99)   (3/22/99)  (3/22/99)
-------------------------------------------------------------------------------------------------
Year ended June 30, 2002
   Return Before Taxes*..............................           10.73      11.88       13.85
   Return After Taxes on Distributions...............            5.15       6.44        8.01
   Return After Taxes on Distributions and Sale of Fund
   Shares............................................            5.83       7.91        8.19
   Non-Standardized  Return..........................           13.57      13.01       13.85

Inception to June 30, 2002
   Return Before Taxes*..............................           13.54      13.86       14.70
   Return After Taxes on Distributions...............            8.34       8.85        9.36
   Return After Taxes on Distributions and Sale of Fund
   Shares............................................            8.21       8.59        9.10
   Non-Standardized  Return..........................           14.43      13.86       14.70


* All returns (except Non-Standardized Returns) for Class A shares reflect deduction of the current maximum sales charge of 2.50%. All returns (except Non-Standardized Returns) for Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. Class I shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both the Return Before Taxes and the Non-Standardized Return for the periods indicated.


OTHER INFORMATION

         From time to time each fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. The funds may also quote rankings and ratings, and compare the return of the funds with data published by Lipper Analytical Services, Inc.,
IBC/Donaghue's  Money Market fund Report,  CDA  Investment  Technologies,  Inc.,
Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual Funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The funds may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.

         The funds may also compare their performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the funds or their performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the U.S. government. Shares of the funds are not insured or guaranteed by the U.S. government, the value of funds' shares will fluctuate and shares, when redeemed, may be worth more or less than originally paid. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on funds' shares will vary.

         Each fund's Performance Advertisements may reference the history of the fund's Adviser and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The funds may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The funds may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                          TAX-DEFERRED RETIREMENT PLANS

         As noted in the funds' Prospectus, an investment in a fund's shares may be appropriate for various types of tax-deferred retirement plans. In general, income earned through the investment of assets of such a plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such a plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS


         If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $3,000 for yourself or $6,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Nondeductible contributions may also be made to an "education IRA" or a "Roth IRA," distributions from which are not taxable under certain circumstances.


         An investment in a fund's shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you except as noted above. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, when the distribution is rolled over into another qualified plan, or in certain other situations.


SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

         Morgan Keegan will assist self-employed individuals to set up a retirement plan through which a fund's shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh

Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS AND
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

         Morgan Keegan also will make available in a similar manner to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                             DIRECTORS AND OFFICERS

         The officers of the funds are responsible for the operation of the funds under the direction of the Board of Directors. The officers and Directors of the funds and their principal occupations during the past five years are set forth below. Each Director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. The address of each officer and Director is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103.

         An asterisk (*) indicates officers and/or Directors who are "interested persons" of the Company as defined by the 1940 Act by virtue of their positions with Morgan Keegan and Morgan Asset Management, Inc. (the "Adviser").



                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
                      FUNDS AND LENGTH OF      PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
NAME AND AGE          TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Allen B. Morgan,      President and Director   Mr. Morgan is Chairman and Chief          4                    Regions Financial
Jr.*                  (Since 1999)             Executive Officer and Executive                                Corporation
Age 60                                         Managing Director of Morgan Keegan &
                                               Company, Inc.  He also is a Director of
                                               Morgan Asset Management, Inc. and of
                                               Regions Financial Corporation.

James D.              Director (Since 1999)    Mr. Witherington is President of SSM      4                    None
Witherington, Jr.                              Corp. (management of venture capital
Age 53                                         funds).  He also serves as a Director
                                               for several private companies.



                                      -31-


                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
                      FUNDS AND LENGTH OF      PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
NAME AND AGE          TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------

William Jefferies     Director (Since 1999)    Mr. Mann is Chairman and President of     4                    None
Mann                                           Mann Investments, Inc. (hotel
Age 69                                         investments/consulting).  He also
                                               serves as a Director for Heavy
                                               Machines, Inc. (equipment contractor).

James Stillman R.     Director (Since 1999)    Mr. McFadden is President and Director    4                    None
McFadden                                       of Starr Printing Co., Inc. (commercial
Age 45                                         printing), a position he has held since
                                               January 1, 2002.  He is also President
                                               and Director of 1703, Inc. (restaurant
                                               management).  He also serves as a
                                               Director for several private companies.

Archie W. Willis III  Director (Since 2002)    Mr. Willis is President of Community      4                    None
Age 44                                         Capital (financial advisory and real
                                               estate development consulting) and Vice
                                               President of Community Realty Company
                                               (real estate brokerage).  He was
                                               formerly a First Vice President of
                                               Morgan Keegan & Company, Inc.  He also
                                               serves as a Director of Memphis
                                               Telecom, LLC.

Joseph C. Weller*     Vice President,          Mr. Weller is Executive Vice President    4                    None
Age 63                Treasurer & Assistant    and Chief Financial Officer, Secretary
                      Secretary (Since 1999)   and Treasurer and Executive Managing
                                               Director of Morgan Keegan & Company,
                                               Inc.  He also is a Director of Morgan
                                               Asset Management, Inc.



                                      -32-


                                                                                         NUMBER OF
                      POSITION(S) HELD WITH                                              PORTFOLIOS IN FUND
                      FUNDS AND LENGTH OF      PRINCIPAL OCCUPATION DURING               COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
NAME AND AGE          TIME SERVED              PAST FIVE YEARS                           BY DIRECTOR          HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------

Charles D. Maxwell*   Secretary and            Mr. Maxwell is a Managing Director and    4                    None
Age 48                Assistant Treasurer      Assistant Treasurer of Morgan Keegan &
                      (Since 1999)             Company, Inc. and Secretary/Treasurer
                                               of Morgan Asset Management, Inc.  From
                                               1976 to 1986, he was a senior manager
                                               with Ernst & Young (accountants).



         The Company has a standing Audit and Contract Review Committee consisting of all the Directors of the funds who are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The Audit and Contract Review Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit and Contract Review Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit and Contract Review Committee held one meeting during the fiscal year ended June 30, 2002.

         The Company has a Nominating Committee consisting of all the Independent Directors. The Nominating Committee's function is to nominate and evaluate Independent Director candidates and review the compensation arrangements for each of the Directors. The Nominating Committee will not consider nominees recommended by shareholders. The Nominating Committee held one meeting during the fiscal year ended June 30, 2002.

         Officers and Directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Each Independent Director will receive from each fund and from each other series of the Company, an annual retainer of $1,000 and a fee of $250 and reimbursement for related expenses for each meeting of the Board of Directors he attends. No officer or Director is entitled to receive pension or retirement benefits from the Company or the funds.

         The table below sets forth the compensation paid to Directors for the fiscal year ended June 30, 2002.


                                                                                                 TOTAL COMPENSATION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL       FROM COMPANY AND
   NAME AND POSITION          COMPENSATION        BENEFITS ACCRUED AS        BENEFITS UPON      FUND COMPLEX PAID TO
    WITH THE COMPANY        FROM THE COMPANY     PART OF FUND EXPENSES        RETIREMENT              DIRECTOR
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Allen B. Morgan, Jr.               $0                     N/A                     N/A                    $0
President and Director

James D. Witherington,           $7,000                   N/A                     N/A                  $7,000
Jr.
Director

William Jeffries Mann            $6,000                   N/A                     N/A                  $6,000
Director

James Stillman R.                $8,000                   N/A                     N/A                  $8,000
McFadden
Director

Archie W. Willis III             $8,000                   N/A                     N/A                  $8,000
Director



         The following table sets forth the dollar range of equity securities beneficially owned by each Director in the funds and in all registered investment companies overseen by the Director as of December 31, 2001.


                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES IN ALL REGISTERED
                                 DOLLAR RANGE OF EQUITY            INVESTMENT COMPANIES OVERSEEN BY
    NAME OF DIRECTOR             SECURITIES IN THE FUNDS               DIRECTOR IN FUND COMPLEX
-------------------------------------------------------------------------------------------------------
Allen B. Morgan, Jr.                      None                               Over $100,000
-------------------------------------------------------------------------------------------------------
James D. Witherington, Jr.                None                                    None
-------------------------------------------------------------------------------------------------------
William Jeffries Mann                     None                                    None
-------------------------------------------------------------------------------------------------------
James Stillman R. McFadden       Intermediate Fund....None                   $10,001-50,000
                                 High Income Fund...$1-10,000
-------------------------------------------------------------------------------------------------------
Archie W. Willis III                      None                                    None
-------------------------------------------------------------------------------------------------------


                             PRINCIPAL SHAREHOLDERS

         As of October 15, 2002, Directors and officers owned in the aggregate less than 1% of the outstanding Class A, Class C, and Class I shares of each fund. As of October 15, 2002, the following shareholders were shown in the Company's records as owning more than 5% of any class of a fund's shares:

                                                                         PERCENTAGE OF SHARES BENEFICIALLY
                FUND NAME            SHAREHOLDER NAME AND ADDRESS          OWNED AS OF OCTOBER 15, 2002
--------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund, Class A
                                     Mississippi Band of Choctaw                     15.8%
                                     Indians Resort & Capitol
                                     Volunteer Limited Liability Co.                  6.6%
Intermediate Bond Fund, Class C
                                     None
Intermediate Bond Fund, Class I
                                     Regions Financial Corp.                          16.2%
                                     Ashwood Capital Pension Plan                     10.7%
High Income Fund, Class A
                                     None
High Income Fund, Class C
                                     None
High Income Fund, Class I
                                     Regions Financial Corp.                          6.8%


* The shareholders listed may be contacted c/o Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee, 38103.

                               INVESTMENT ADVISER

         Morgan Asset Management, Inc., a wholly owned subsidiary of MK Holding, Inc., a wholly owned subsidiary of Regions, serves as the funds' investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement"). The Advisory Agreement became effective as of June 25, 2001. The Advisory Agreement provides that, subject to overall supervision by the Board of Directors, the Adviser manages the investment and other affairs of the funds. The Adviser is responsible for managing the funds' portfolio securities and for making purchases and sales of portfolio securities consistent with the funds' investment objective, policies and limitations described in the Prospectus and this SAI. The Adviser is obligated to furnish the funds with office space as well as with executive and other personnel necessary for the operation  of the funds.  In  addition,  the Adviser is  obligated to supply the
Board of Directors and officers of the funds with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of Directors and officers of each fund who are employees of the Adviser and/or its affiliates.

         The funds bear separately all their other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the funds' shares; expenses of registering and qualifying fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to each fund's shareholders; costs of stationery; costs of shareholders and other meetings of the funds; compensation and expenses of the Independent Directors; and insurance covering each fund and its respective officers and Directors. The funds are also liable for such nonrecurring expenses as may arise, including litigation to which the funds may be party. Each fund also may have an obligation to indemnify its Directors and officers with respect to any such litigation.


         The Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses of the Intermediate Fund until June 30, 2003 so that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) would not exceed 0.90% of net assets of Class A shares, 1.25% of net assets of Class C shares, and 0.65% of net assets of Class I shares. The Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses of the High Income Fund until June 30, 2003 so that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) would not exceed 1.25% of net assets of Class A shares, 1.75% of net assets of Class C shares, and 1.00% of net assets of Class I shares.

         The Intermediate Fund pays the Adviser a management fee at an annual rate of 0.40% of the fund's average daily net assets. For fiscal years ended June 30, 2002, 2001 and 2000, the Intermediate Fund paid the Adviser $262,968, $72,808 and $40,855, respectively. The High Income Fund pays the Adviser a management fee at an annual rate of 0.75% of the fund's average daily net assets. For fiscal years ended June 30, 2002, 2001 and 2000, the High Income Fund paid the Adviser $1,001,634, $254,104 and $101,623, respectively.

         The Advisory Agreement will remain in effect from year to year, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of each fund. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Directors of the funds who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The Advisory Agreement may be terminated by the Adviser or the funds, without penalty, on sixty (60) days' written notice to the other, and will terminate automatically in the event of its assignment.

         The Board determined that the terms of the Advisory Agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of each fund is in the best interests of the Company and its shareholders. The Board believes that the Advisory Agreement will enable each fund to continue to enjoy high quality investment advisory services at costs that it deems appropriate, reasonable and in the best interests of each fund and its shareholders.

         In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser including information regarding its affiliates and its personnel, operations and financial condition. The Board also reviewed information regarding the investment performance of each fund on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), as well as the fees and expenses incurred by each fund compared to its peer group.

         The Board also specifically considered the following as relevant to its recommendations: (1) the history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; and (3) other factors deemed relevant by the Board.

         Under the Advisory Agreement, the funds will have the non-exclusive right to use the name "Morgan Keegan" until the Agreement is terminated, or until the right is withdrawn in writing by the Adviser.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser is responsible for the execution of the funds' portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The funds may not always pay the lowest commission or spread available. Rather, the funds also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.


        The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the funds. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal year ended June 30, 2002, the Intermediate Fund and the High Income Fund paid brokerage commissions of $0 and $45,023, respectively, to brokers who provided research services.

         From time to time the funds may use Morgan Keegan as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the funds to pay Morgan Keegan any commission for effecting a securities transaction for the funds in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the funds except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the funds on that exchange only if the funds expressly consents by written contract. For the fiscal years ended June 30, 2002, 2001 and 2000, neither the Intermediate Fund nor the High Income Fund paid brokerage commissions to Morgan Keegan.

         The Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the funds will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers.

         The funds may not buy securities from, or sell securities to, Morgan Keegan as principal. The funds' Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

         Investment decisions for the funds are made independently from those of other accounts advised by the Adviser. However, the same security may be held in the portfolios of more that one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

         The Company, its adviser and distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Code of Ethics permits persons subject to the Code to invest in securities, including securities that may be purchased or held by the funds. The Code of Ethics describes the fiduciary duty owed to shareholders by covered persons and establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the code of ethics places restrictions on the timing of personal investing in relation to trades by the funds.


         PORTFOLIO TURNOVER. Each fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal years ended June 30, 2002 and 2001, the Intermediate Fund's portfolio turnover rates were 37% and 60%, respectively. During the fiscal years ended June 30, 2002 and 2001, the High Income Fund's portfolio turnover rates were 33% and 38%, respectively.

                                   DISTRIBUTOR

         Morgan Keegan, which is owned by Regions, acts as distributor of the funds' shares pursuant to an Underwriting Agreement between the funds and Morgan Keegan dated as of March 30, 2001 ("Underwriting Agreement"). The funds' shares are offered continuously. The Underwriting Agreement obligates Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of each fund's shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders;
preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of each fund's shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of fund shares.

         Each fund has adopted a Distribution Plan with respect to the Class A shares and Class C shares (each a "Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Intermediate Fund Rule 12b-1 Plan, distribution and service fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares, and 0.60% for Class C shares of the fund's average daily net assets attributable to shares of that class. Under the High Income Fund Rule 12b-1 Plan, distribution and service fees will be paid at an aggregate annual rate of up to 0.25% for Class A shares and 0.75% for Class C shares of the fund's average daily net assets attributable to shares of that class. Class I shares are not subject to a distribution and service fee.

         For the fiscal year ended June 30, 2002, the Intermediate Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $197,525. For the fiscal year ended June 30, 2002, expenses paid for by Morgan Keegan for the Intermediate Fund included $118,512 for commissions and other compensation to employees, $24,227 for printing and mailing and $65,628 for promotional materials. For the fiscal year ended June 30, 2002, High Income Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $439,680. For the fiscal year ended June 30, 2002, expenses paid for by Morgan Keegan for the High Income Fund included $263,806 for commissions and other compensation to employees, $39,062 for printing and mailing, and $85,327 for promotional materials.

         Service fees and distribution fees paid by the funds to Morgan Keegan under the Plans may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested Director had a direct or indirect interest in the Plans or related agreements. The funds benefits from the Plans by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

         The Plans were approved by the Initial Shareholder on January 13, 1999, and as required by Rule 12b-1 under the 1940 Act, by the Board of Directors on November 16, 1998, including a majority of the Directors who are not "interested persons" of the funds, as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plans or the Underwriting Agreement (the "Qualified Directors").

         In approving the Plans, in accordance with the requirements of Rule 12b-1, the Board of Directors determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing bond funds. The Board of Directors also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Board of Directors determined that there was a reasonable likelihood that the Plans would benefit each fund and its shareholders. This determination was based, in part, on the belief that the Plans enable the funds to have Morgan Keegan investment brokers available to promote and sell the funds, thereby assisting the funds to attract assets. Growth of assets is expected to benefit the funds and the Adviser. The funds are expected to benefit from the potential for economies of scale in their operations that can arise from growth in assets, as well as from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions. Shareholders of the funds are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Board of Directors acknowledged, however, that there is no assurance that benefits to the funds will be realized as a result of the Plans.

         The Plans may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of each fund's outstanding voting securities of the applicable class. Termination of the Plans terminates any obligation of the funds to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plans that would materially increase the service and distribution costs to the funds requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

         The Plans, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board of Directors of the funds.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the funds may rely on that rule only if the selection and nomination of the fund's Independent Directors are committed to the discretion of such Independent Directors.

         The Underwriting Agreement is subject to the same provisions for annual renewal as the Plans. In addition, the Underwriting Agreement will terminate upon assignment or upon sixty (60) days' notice from Morgan Keegan. Each fund may terminate the Underwriting Agreement, without penalty, upon sixty (60) days' notice, by a majority vote of either its Board of Directors, the Qualified Directors, or the outstanding voting securities of each fund.

         Under the Underwriting Agreement and the prior Underwriting Agreement between the Company and Morgan Keegan for the Class A Shares for the fiscal periods set forth below, Morgan Keegan earned and retained the following approximate amounts of sales charges:


                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                       JUNE 30, 2002       JUNE 30, 2001       JUNE 30, 2000
                       -------------       -------------       -------------
Intermediate Fund         $233,158            $92,559             $31,424
High Income Fund          $826,284           $271,912             $63,472


         Morgan Keegan earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended June 30, 2002:

Intermediate Fund................................. $8,702
High Income Fund.................................. $19,241

                        DESCRIPTION OF THE FUNDS' SHARES

         The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board of Directors the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. As of the date of this SAI, the Directors have authorized four series of shares (Regions Morgan Keegan
Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund) and the issuance of three classes of shares of each fund, designated as Class A, Class C and Class I. Shares are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

         The Articles of Incorporation provide that all dividends and distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or distributions, (1) each class will be charged with the transfer agency fee attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board of Directors and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

         Each class will vote separately on matters pertaining only to that class, as the Board of Directors may determine. On all other matters, all classes shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class.

         Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. The funds' shareholders may remove a Director by the majority of all votes of the Company's outstanding shares and the Board of Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of each fund.

                           CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                     AND PORTFOLIO ACCOUNTING SERVICE AGENT


         Morgan Keegan serves as the transfer and dividend disbursing agent of each fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of each fund's shares, and the maintenance of records regarding the ownership of such shares.

         Morgan Keegan also provides accounting services to each fund. These services include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services.

         The funds reserve the right, upon sixty (60) days' written notice, to make other charges to investors to cover administrative costs.

         State Street Bank and Trust Company, National Association, 108 Myrtle Street, Quincy, Massachusetts, 02171, serves as the custodian of the Company's cash and investment securities. The custodian is also responsible for, among other things, receipt and delivery of each fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company.

                                  LEGAL COUNSEL

         Kirkpatrick   &  Lockhart  LLP,  1800   Massachusetts   Avenue,   N.W.,
Washington, D.C. 20036, serves as counsel to each fund and has passed upon certain matters in connection with this offering.


                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP was the Company's independent certified public accountants for the period ended June 30, 2002. The financial information under the caption "Financial Highlights" in the Prospectus has been derived from the funds' financial statements contained in the funds' Annual Report to shareholders for the period ended June 30, 2002 ("Annual Report"). Those financial statements have been examined by PricewaterhouseCoopers LLP whose report thereon also appears in the Annual Report and have been incorporated by reference in this Statement of Additional Information. PricewaterhouseCoopers LLP performed an audit of the funds' financial statements and will review the funds' federal and state income tax returns. KPMG LLP was the Company's independent certified public accountants for the years and for the fiscal periods presented prior to June 30, 2002.

The Financial Statements of the Registrant are incorporated herein by reference to the Annual Report to Shareholders filed with the Securities and Exchange Commission on August 28, 2002, Edgar Accession No. 0000928385-02-002948

                                PART C:  OTHER INFORMATION


23.   Exhibits:

      (a)         (1)   Articles of Incorporation 1/
                  (2)   Amendment to Articles of Incorporation dated January
                        12, 1999 2/
                  (3)   Amendment to Articles of Incorporation dated July 21,
                        2000 6/
                  (4)   Amendment to Articles of Incorporation dated August
                        21, 2000 8/

                  (5) Articles of Amendment dated February 28, 2002 (filed herewith)
                  (6)   Articles Supplementary to the Articles of
                        Incorporation dated September 13, 2002 (filed herewith)

      (b)         By-laws 2/
                  (1)   Amendment to Bylaws 8/
                  (2)   Amendment to Bylaws 9/
      (c)         Instruments Defining Rights of Security Holders
                  (1)   Articles of Incorporation 1/
                  (2)   Bylaws 2/
      (d)         (1)   Advisory Agreement dated June 25, 2001 between
                        Registrant and Morgan Asset Management, Inc. with respect to Regions Morgan Keegan Select Intermediate
                        Bond Fund and Regions Morgan Keegan Select High Income
                        Fund 9/
                  (2)   Investment Advisory and Administration Agreement
                        dated June 25, 2001 between Registrant and Morgan Asset
                        Management, Inc. with respect to Regions Morgan Keegan
                        Select Financial Fund 9/
                        (a)   Sub-Advisory Agreement dated June 25, 2001
                              among Registrant, Morgan Asset Management, Inc. and T.S.J. Advisory Group, Inc. with respect to Regions Morgan Keegan Select Financial Fund 9/
                  (3)   Investment Advisory Agreement dated June 25, 2001
                        between Registrant and Morgan Asset Management, Inc.
                        with respect to Regions Morgan Keegan Select Capital
                        Growth Fund 9/
      (e)         Underwriting Agreement 9/
      (f)         Bonus or Profit Sharing Contracts - none
      (g)         Custodian Agreement between Registrant and State Street
                  Bank & Trust Company with respect to Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Select Capital Growth Fund 3/
      (h)         Other Material Contracts
                  (1)   Amended and Restated Fund Accounting Services Agreement
                        with respect to Regions Morgan Keegan Select
                        Intermediate Bond Fund, Regions Morgan Keegan Select
                        High Income Fund, Regions Morgan Keegan Select
                        Financial Fund and Regions Morgan Keegan Select Capital
                        Growth Fund  8/

                              (a)   Amended Exhibit A dated August 19, 2002
                                    and Amended Exhibit B dated August 19, 2002 to the Amended and Restated Fund Accounting Services Agreement (filed herewith).

                  (2) Amended and Restated Transfer Agency and Service Agreement with respect to Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund 8/

                              (a)   Amended Exhibit A dated August 19, 2002
                                    and Amended Exhibit B dated August 19, 2002 to the Amended and Restated Transfer Agency and Service Agreement (filed herewith).
                              (b)   First Amendment to the Amended and
                                    Restated Transfer Agency and Service
                                    Agreement dated August 19, 2002 (filed
                                    herewith).

      (i) Legal Opinion with respect to Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund (filed herewith)

      (j)         Other Opinions
                  (1) Accountants' Consent from PricewaterhouseCoopers LLP with respect to Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund (filed herewith)
                  (2) Accountants Consent from KPMG LLP with respect to Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund (filed herewith)

      (k)         Omitted Financial Statements - none
      (l)         Initial Capital Agreement 2/
      (m)         (1)   Distribution Plan pursuant to Rule 12b-1 for Class A
                        shares of Regions  Morgan Keegan Select Intermediate
                        Bond Fund and Regions Morgan Keegan Select High Income
                        Fund 2/
                  (2)   Distribution Plan pursuant to Rule 12b-1 for Class A
                        shares of Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund 8/
                  (3)   Distribution Plan pursuant to Rule 12b-1 for Class C
                        shares of Morgan Keegan Select Fund, Inc.  8/
                        (a)   Distribution Fee Addendum for Class C shares
                              with respect to Regions Morgan Keegan Select
                              Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund 8/
      (n) Amended and Restated Multiple Class Plan with respect to Regions Morgan Keegan Select Intermediate Bond Fund, Regions Morgan Keegan Select High Income Fund, Regions Morgan Keegan Select Financial Fund and Regions Morgan Keegan Select Capital Growth Fund 8/
      (o)         Reserved
      (p)         Codes of Ethics
                  (1)   Amended and Restated Code of Ethics for Morgan Keegan
                        Select Fund, Inc., Morgan Keegan & Company, Inc. and
                        Morgan Asset Management, Inc. 7/
                  (2)   Code of Ethics for T.S.J. Advisory Group, Inc. 7/

1/ Incorporated by reference to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 27, 1998.

2/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on January 21, 1999.

3/ Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 28, 1999.

4/ Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on June 6, 2000.

5/ Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A for Growth Stock Portfolio, SEC File No. 811-6647, filed on December 27, 1997.

6/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 17, 2000.

7/ Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on August 25, 2000.

8/ Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 30, 2000.

9/ Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, SEC File No. 333-66181, filed on October 26, 2001.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

Item 25.    INDEMNIFICATION

      SECTION  ELEVENTH OF THE  ARTICLES  OF  INCORPORATION  OF THE  CORPORATION
STATES:

      Section 11.1. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

      Section 11.2. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses to its present and past directors, officers, or employees, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent, of or in similar capacities, for other entities. The Board of Directors may determine that the Corporation shall provide information or advance expenses to an agent.

      Section 11.3. Repeal or Modifications. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on (1) the liability of any director, officer or employee of the Corporation or (2) right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

      SECTION 10.01 OF THE BYLAWS OF THE CORPORATION STATES:

      The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (the "Proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted.

      PARAGRAPH 7 OF THE ADVISORY AGREEMENT BETWEEN THE CORPORATION AND MORGAN ASSET MANAGEMENT, INC. WITH RESPECT TO REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND AND REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
      STATES:

      A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

      B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      PARAGRAPHS 7 AND 8 OF THE UNDERWRITING AGREEMENT BETWEEN THE CORPORATION AND MORGAN KEEGAN & COMPANY, INC. STATE:

      7. The Fund agrees to indemnify, defend and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Fund shall not indemnify or defend such persons or hold them harmless with respect to any claims, demands, or liabilities based on information provided to the Fund by the Distributor; and provided further that this indemnification provision shall not inure to the benefit of any person who is an officer or director of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as amended, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act, as amended, and further provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      8. The Distributor agrees to indemnify, defend and hold the Fund, its several officers and directors, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement or arising out of or based upon any alleged omission by the Distributor to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.

      PARAGRAPH 3 OF THE AMENDED AND RESTATED FUND ACCOUNTING SERVICE AGREEMENT BETWEEN MORGAN KEEGAN & COMPANY, INC. AND MORGAN KEEGAN SELECT FUND, INC. WITH RESPECT TO REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND, REGIONS MORGAN KEEN SELECT HIGH INCOME FUND, REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND AND REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND
      STATES:

            RESPONSIBILITY OF MORGAN KEEGAN & COMPANY, INC. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence or willful misconduct. Morgan Keegan shall be entitled to rely on and may act upon the reasonable advice of the Fund's auditors or of counsel (who may be counsel of the Fund) on all matters, and shall not be liable for any action reasonably taken or omitted pursuant to such advice.

      In addition, Morgan Keegan shall not be liable for any loss of data or any delay in its performance under this Agreement to the extent such loss or delay is due to causes beyond its control, including but not limited to: acts of God, interruption in, loss of or malfunction in power, significant computer hardware or systems software or telephone communication service; acts of civil or military authority; sabotage; war or civil commotion; fire; explosion; or strike beyond delivery of minimum critical services. Morgan Keegan shall use its best efforts to minimize any such loss or delay by all practical means and to replace any lost data promptly. Morgan Keegan agrees not to discriminate against the Fund in favor of any other customer of Morgan Keegan in making computer time and its personnel available to input and process the transactions hereunder when a loss or delay occurs.

      PARAGRAPH 10 OF THE AMENDED AND RESTATED TRANSFER AGENCY AND SERVICE AGREEMENT BETWEEN THE CORPORATION AND MORGAN KEEGAN & COMPANY, INC.
      STATES:

            RESPONSIBILITY OF MORGAN KEEGAN; LIMITATION OF LIABILITY. Morgan Keegan shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but the Fund shall indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person (including a shareholder naming the Fund as a party) other than the Fund arising out of, or in connection with, Morgan Keegan's performance of its obligations hereunder, provided, that Morgan Keegan does not act with bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence.

      The Fund shall also indemnify and hold Morgan Keegan harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit (except to the extent contributed to by Morgan Keegan's bad faith, willful misfeasance, reckless disregard of its obligations and duties, or gross negligence) resulting from the negligence of the Fund, or Morgan Keegan's acting upon any instructions reasonably believed by it to have been executed or communicated by any person duly authorized by the Fund, or as a result of Morgan Keegan's acting in reliance upon advice reasonably believed by Morgan Keegan to have been given by counsel for the Fund, or as a result of Morgan Keegan's acting in reliance upon any instrument reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

      In no event shall Morgan Keegan be liable for indirect, special, or consequential damages (even if Morgan Keegan has been advised of the possibility of such damages) arising from the obligations assumed hereunder and the services provided for by this Agreement, including but not limited to lost profits, loss of use of the shareholder accounting system, cost of capital, cost of substitute facilities, programs or services, downtime costs, or claims of the Fund's shareholders for such damage.

      PARAGRAPH 8 OF THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT BETWEEN MORGAN KEEGAN SELECT FUND, INC. AND MORGAN ASSET MANAGEMENT, INC. WITH RESPECT TO REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND STATES:

      A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Morgan Keegan Select or to any shareholder of Morgan Keegan Select or its Fund for any error of judgment or mistake of law in the course of, or connected with, rendering services hereunder or for any losses that may be sustained by the Fund, Morgan Keegan Select, or its shareholders in connection with the matters to which this Agreement relates.
      B. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      PARAGRAPH 8 OF THE SUB-ADVISORY AGREEMENT AMONG MORGAN KEEGAN SELECT FUND, INC., MORGAN ASSET MANAGEMENT, INC. AND T.S.J. ADVISORY GROUP, INC. WITH RESPECT TO REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND STATES:

      8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, Morgan Keegan Select, its shareholders or by the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its services and duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      PARAGRAPH 7 OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN MORGAN KEEGAN SELECT FUND, INC. AND MORGAN ASSET MANAGEMENT, INC. WITH RESPECT TO REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND STATES:

      The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Directors of the Fund in following or declining to follow any advice or recommendations of the Adviser; provided that nothing in this Agreement shall protect the Adviser against any liability to the Portfolio, the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.


Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Morgan Asset Management, Inc., a Tennessee corporation that is a wholly owned subsidiary of MK Holding, Inc., a wholly owned subsidiary of Regions Financial Corporation, serves as the investment adviser to the Regions Morgan Keegan Select Intermediate Bond Fund, the Regions Morgan Keegan Select High Income Fund, the Regions Morgan Keegan Select Financial Fund and the Regions Morgan Keegan Select Capital Growth Fund and is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information on its officers and directors is included in its Form ADV filed on May 6, 2002 with the Securities and Exchange Commission ("SEC") (registration number 801-27629) and is incorporated herein by reference. T. S. J. Advisory Group, Inc., the Sub-Adviser to the Regions Morgan Keegan Select Financial Fund, is controlled by T. Stephen Johnson, who also controls T. Stephen Johnson & Associates, Inc., a bank consulting firm and investment manager in the Southeast established in 1986, and W. James Stokes. Information on its officers and directors is included in its Form ADV filed on February 21, 2002 with the SEC (registration number 801-57785) and is incorporated herein by reference.

Item 27.    PRINCIPAL UNDERWRITER

(a)   None

(b)   Morgan Keegan & Company, Inc.

Name and                Positions and                 Positions and
Principal Business      Offices With                  Offices With
Address                 Underwriter                   Registrant
-------                 -----------                   ----------

(Principal Business Address,
unless otherwise noted, is:
Morgan Keegan Tower
Fifty Front Street
Memphis, Tennessee 38103)

Allen B. Morgan, Jr.           Chairman and                  Director,
                               Chief Executive               President
                               Officer, Executive
                               Managing Director

Joseph C. Weller               Chief Financial               Vice President,
                               Officer, Executive            Treasurer and
                               Managing Director,            Assistant Secretary
                               Executive Vice President,
                               Secretary and Treasurer

G. Douglas Edwards             Vice Chairman, President,
                               Chief Operating Officer       None
                               Executive Managing
                                           Director

Robert A. Baird                Executive                     None
                               Managing Director

John C. Carson, Jr.            Executive                     None
                               Managing Director

Jerome M. Dattel               Executive                     None
                               Managing Director

Richard S. Ferguson            Executive                     None
                               Managing Director

William F. Hughes, Jr.         Executive Managing            None
                               Director

E. Carl Krausnick, Jr.         Executive Managing            None
                               Director

Thomas V. Orr, Jr.             Executive Managing            None
                               Director

James A. Parish, Jr.           Executive Managing            None
                               Director

Minor Perkins                  Executive Managing            None
                               Director

John H. Abington               Managing Director             None

Gary S. Aday                   Managing Director             None

Allen B. Adler                 Managing Director             None

Franklin P. Allen, III         Managing Director             None

George E. Arras, Jr.           Managing Director             None

James N. Augustine, Jr.        Managing Director             None

Reese E. Austin                Managing Director             None

Joseph K. Ayers                Managing Director             None

Rodney D. Baber, Jr.           Managing Director             None

Charles E. Bailey              Managing Director             None

Lynn Ballinger                 Managing Director             None

Milton A. Barber               Managing Director             None

W. Freeman Barber              Managing Director             None

Joseph C. Barkley              Managing Director             None

Reginald E. Barnes             Managing Director             None

Glen E. Bascom                 Managing Director             None

W. Preston Battle              Managing Director             None

Mark E. Bennett                Managing Director             None

Robert C. Berry                Managing Director             None

James Birdwell III             Managing Director             None

Ben M. Blackmon                Managing Director             None

William J. Blanton             Managing Director             None

Harold E. Blondeau             Managing Director             None

John D. Brewer                 Managing Director             None

Scott Broady                   Managing Director             None

Henry W. Brockman, Jr.         Managing Director             None

Susan Leonard Brown            Managing Director             None

Edna Bruder                    Managing Director             None

Paul S. Burd                   Managing Director             None

John B. Carr, Jr.              Managing Director             None

Ted H. Cashion                 Managing Director             None

Subhasish Chandra              Managing Director             None

Jerry L. Chapman               Managing Director             None

Marshall A. Clark              Managing Director             None

William F. Clay                Managing Director             None

Douglas L. Col                 Managing Director             None

Thomas P. Colonna              Managing Director             None

Robert E. Cope                 Managing Director             None

John "Dow" Crocker             Managing Director             None

Mark W. Crowl                  Managing Director             None

Bjorn F. Danielson             Managing Director             None

G. Lee Davis                   Managing Director             None

Frederick A. Dawson            Managing Director             None

Harold L. Deaton               Managing Director             None

William W. Deupree, Jr.        Managing Director             None

William W. Deupree III         Managing Director             None

James J. Dieck                 Managing Director             None

David O. DiFillippo            Managing Director             None

Christopher M. Drummond        Managing Director             None

Robert H. Dudley, Jr.          Managing Director             None

Richard T. Dulaney             Managing Director             None

W. Randall Dunning             Managing Director             None

Richard H. Eckels              Managing Director             None

Steve D. Elam                  Managing Director             None

Robert C. Farmer               Managing Director             None

Richard K. Fellows             Managing Director             None

Donald F. Fontes               Managing Director             None

James M. Fowler, Jr.           Managing Director             None

P. Brian Fowler                Managing Director             None

Wilmer J. Freiberg             Managing Director             None

Graham D.S. Fulton             Managing Director             None

Thomas F. Galvin               Managing Director             None

Scott Z. Garfinkel             Managing Director             None

John H. Geary                  Managing Director             None

William A. Geary               Managing Director             None

J. Michael Gibbs               Managing Director             None

Kevin H. Giddis                Managing Director             None

Stephen P. Gilmartin           Managing Director             None

Robert D. Gooch, Jr.           Managing Director             None

Robert D. Gooch III            Managing Director             None

James F. Gould                 Managing Director             None

John H. Grayson, Jr.           Managing Director             None

Gary W. Guinn                  Managing Director             None

David M. Guthrie               Managing Director             None

Jan L. Gwin                    Managing Director             None

Mark S. Hahn                   Managing Director             None

Thomas M. Hahn                 Managing Director             None

Russell Halton                 Managing Director             None

Jim W. Hamilton, Jr.           Managing Director             None

Chris B. Harrell               Managing Director             None

Michael J. Harris              Managing Director             None

Haywood Henderson              Managing Director             None

Roderick E. Hennek             Managing Director             None

William P. Hinckley            Managing Director             None

John M. Hirt                   Managing Director             None

Edwin L. Hoopes, III           Managing Director             None

J. Barry Jenkins               Managing Director             None

Kimble L. Jenkins              Managing Director             None

Joe R. Jennings                Managing Director             None

Robert Jetmundsen              Managing Director             None

C. Michael Johnson             Managing Director             None

James R. Johnson               Managing Director             None

Randy H. Karchmer              Managing Director             None

Ramakrishnarao P. Kasargod     Managing Director             None

Carol Sue Keathley             Managing Director             None

Dan T. Keel III                Managing Director             None

James C. Kelso, Jr.            Managing Director             Portfolio Manager

Mary Beth Ketcham              Managing Director             None

William R. Kitchens, Jr.       Managing Director             None

Andrew Klausner                Managing Director             None

Peter R. Klyce                 Managing Director             None

Peter Stephen Knoop            Managing Director             None

W. Lawrence M. Knox, Jr.       Managing Director             None

R. Patrick Kruczek             Managing Director             None

Tammira Kuntz                  Managing Director             None

James R. Ladyman               Managing Director             None

A. Welling LaGrone, Jr.        Managing Director             None

James Robert Lambert           Managing Director             None

Benton G. Landers              Managing Director             None

David M. Landry                Managing Director             None

Caswell Prewitt Lane           Managing Director             None

John R. Lawrence               Managing Director             None

Steve L. Lawrence              Managing Director             None

William M. Lellyett, Jr.       Managing Director             None

W. G. Logan, Jr.               Managing Director             None

W. Gage Logan III              Managing Director             None

Wiley H. Maiden                Managing Director             None

Robert E. Mallory              Managing Director             None

John Henry Martin              Managing Director             None

William D. Mathis, III         Managing Director             None

John Fox Matthews              Managing Director             None

Francis J. Maus                Managing Director             None

Charles D. Maxwell             Managing Director             Secretary and
                                                             Assistant Treasurer

John Welsh Mayer               Managing Director             None

W. Ward Mayer                  Managing Director             None

W. Neal McAtee                 Managing Director             None

Harris L. McCraw III           Managing Director             None

Randall McEachem               Managing Director             None

Robert C. McEwan III           Managing Director             None

Jere S. McGuffee               Managing Director             None

Thomas J. McQuiston            Managing Director             None

David E. Mervis                Managing Director             None

Edward S. Michelson            Managing Director             None

G. Rolfe Miller                Managing Director             None

Gary C. Mills                  Managing Director             None

David Montague                 Managing Director             None

K. Brooks Monypeny             Managing Director             None

John G. Moss                   Managing Director             None

William G. Mueller             Managing Director             None

Gavin M. Murray                Managing Director             None

David Myers                    Managing Director             None

Philip G. Nichols              Managing Director             None

John R. Norfleet               Managing Director             None

Mark O. O'Brien                Managing Director             None

Thomas K. Oppenheim            Managing Director             None

John T. Pace, Jr.              Managing Director             None

Jack A. Paratore               Managing Director             None

J. Christopher Perkins         Managing Director             None

Logan B. Phillips, Jr.         Managing Director             None

L. Jack Powell                 Managing Director             None

Lee Powell                     Managing Director             None

Richard L. Preis               Managing Director             None

J. Jarrell Prince              Managing Director             None

George B. Pugh, Jr.            Managing Director             None

David T. Putnam                Managing Director             None

Jeffrey M. Raff                Managing Director             None

C. David Ramsey                Managing Director             None

Richard R. Reichelt, Jr.       Managing Director             None

Hedi H. Reynolds               Managing Director             None

Donna L. Richardson            Managing Director             None

R. Michael Ricketts            Managing Director             None

Kathy L. Ridley                Managing Director             None

Robert W. Rimer, Jr.           Managing Director             None

Doyle R. Rippee                Managing Director             None

James T. Ritt                  Managing Director             None

Terry A. Robertson             Managing Director             None

Darien M. Roche                Managing Director             None

Timothy M. Romanow             Managing Director             None

Stephen Rosen                  Managing Director             None

Kenneth L. Rowland             Managing Director             None

Walter A. Ruch III             Managing Director             None

Ricky L. Ruffin                Managing Director             None

Michael L. Sain                Managing Director             None

Jan E. Sanchez                 Managing Director             None

W. Wendell Sanders             Managing Director             None

Jon B. Sanderson               Managing Director             None

Thomas J. Savoie               Managing Director             None

Franklin L. Schaefer           Managing Director             None

E. Elkan Scheidt               Managing Director             None

Ronald J. Schuberth            Managing Director             None

G. Scott Setton                Managing Director             None

George C. Shaffrey             Managing Director             None

Lynn T. Shaw                   Managing Director             None

J. Larry Shipman               Managing Director             None

Charles P. Shook IV            Managing Director             None

John M. Sillay                 Managing Director             None

Martin B. Silverfield          Managing Director             None

Richard A. Simmons             Managing Director             None

Fred B. Smith                  Managing Director             None

Richard J. Smith               Managing Director             None

Robert I. Smith                Managing Director             None

Robert L. Snider               Managing Director             None

John B. Snowden, IV            Managing Director             None

Thomas A. Snyder               Managing Director             None

Richard A. Spell               Managing Director             None

John W. Stokes, III            Managing Director             None

John W. Stokes                 Managing Director             None

John Burke Strange             Managing Director             None

Scott E. Tabor                 Managing Director             None

James M. Tait, III             Managing Director             None

Hugh C. Tanner                 Managing Director             None

Gary C. Tate                   Managing Director             None

J. Crosby Taylor, Jr.          Managing Director             None

Phillip C. Taylor              Managing Director             None

Grady G. Thomas, Jr.           Managing Director             None

Van C. Thompson                Managing Director             None

John D. Threadgill             Managing Director             None

Ronald L. Tillett              Managing Director             None

Alan Ray Tipton                Managing Director             None

Richard B. Travis              Managing Director             None

Mark S. Utkov                  Managing Director             None

Edmund J. Wall                 Managing Director             None

Stephen K. Wallace             Managing Director             None

G. Locke Ward                  Managing Director             None

Jamie L. Ward                  Managing Director             None

W. Charles Warner              Managing Director             None

Geoffrey D. Waters             Managing Director             None

Richard E. Watson              Managing Director             None

Joseph Thompson Weller         Managing Director             Controller

Ward M. Wilcox                 Managing Director             None

John E. Wilfong                Managing Director             None

D. Dodd Williams               Managing Director             None

John Grover Wilson             Managing Director             None

John S. Wilson                 Managing Director             None

J. William Wyker III           Managing Director             None

Johnny S. Wyse                 Managing Director             None

Paul B. Young, Jr.             Managing Director             None

John J. Zollinger, III         Managing Director             None

William D. Zollinger           Managing Director             None



(c)   None

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

      The books and other documents required by paragraphs (b)(4) of Rule 31a-1 and paragraphs (a) (4) and (5) of Rule 31a-2 under the Investment Company Act of 1940 ("1940 Act") are maintained in the physical possession of Registrant's adviser, Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103 and with respect to the Regions Morgan Keegan Select Financial Fund also at the offices of the Sub-Adviser to the Fund, TSJ Advisory Group, Inc., 3650 Mansell Rd., Suite 200, Alpharetta, Georgia 30022. All other accounts, books and other documents required by Section 31a of the 1940 Act and the rules thereunder are maintained in the physical possession of Registrant's transfer agent and portfolio accounting service provider, Morgan Keegan & Co., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103.

Item 29.    MANAGEMENT SERVICES

      Not applicable

Item 30.    UNDERTAKINGS - none

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Morgan Keegan Select Fund, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 22nd day of October, 2002.

                              MORGAN KEEGAN SELECT FUND, INC.


                              By:  /s/ Allen B. Morgan, Jr.
                                   ---------------------------
                                   Allen B. Morgan, Jr., President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                      Date
---------                           -----                      ----


/s/ Allen B. Morgan, Jr.            Director and President     October 22, 2002
--------------------------------    (Chief Executive
Allen B. Morgan, Jr.                Officer)



/s/ Joseph C. Weller                Vice President and         October 22, 2002
--------------------------------    Treasurer (Chief
Joseph C. Weller                    Financial Officer)



/s/ James D. Witherington, Jr.      Director                   October 22, 2002
--------------------------------
James D. Witherington, Jr.



/s/ William Jefferies Mann          Director                   October 22, 2002
--------------------------------
William Jefferies Mann


/s/ James Stillman R. McFadden      Director                   October 22, 2002
--------------------------------
James Stillman R. McFadden


/s/ Archie W. Willis III            Director                   October 22, 2002
--------------------------------
Archie W. Willis III

                              POWER OF ATTORNEY

      I, Archie W. Willis III, Director of Morgan Keegan Select Fund, Inc. (the "Fund") hereby constitute and appoint Arthur J. Brown, Joseph C. Weller and Charles D. Maxwell, and each of them singly, my true and lawful attorneys-in-fact, with full power to sign for me, in my name and in my capacity as Director of the Fund, any and all amendments to the registration statement on Form N-1A of the Fund, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys-in-fact to any and all amendments to said registration statement.

      Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the undersigned in the capacity and on the date indicated.

Signature                           Title                      Date
---------                           -----                      ----


/s/ Archie W. Willis III            Director                   August 19, 2002
--------------------------------
Archie W. Willis III

                       MORGAN KEEGAN SELECT FUND, INC.

                                Exhibit Index

Exhibit (a) (5)         Articles of Amendment dated February 28, 2002

Exhibit (a) (6)         Articles  Supplementary to the Articles of Incorporation
                        dated September 13, 2002

Exhibit (h) (1) (a)     Amended  Exhibit A dated  August  19,  2002 and  Amended
                        Exhibit  B dated  August  19,  2002 to the  Amended  and
                        Restated Fund Accounting Services Agreement.

Exhibit (h) (2) (a)     Amended  Exhibit A dated  August  19,  2002 and  Amended
                        Exhibit  B dated  August  19,  2002 to the  Amended  and
                        Restated Transfer Agency and Service Agreement

Exhibit (h) (2) (b)     First  Amendment  to the Amended and  Restated  Transfer
                        Agency and Service Agreement dated August 19, 2002

Exhibit (i)             Legal  Opinion  with  respect to Regions  Morgan  Keegan
                        Select  Intermediate  Bond Fund,  Regions  Morgan Keegan
                        Select High Income Fund,  Regions  Morgan  Keegan Select
                        Financial  Fund and Regions Morgan Keegan Select Capital
                        Growth Fund

Exhibit (j) (1)         Accountants' Consent from PricewaterhouseCoopers LLP
                        with respect to Regions Morgan Keegan Select
                        Intermediate Bond Fund, Regions Morgan Keegan Select
                        High Income Fund, Regions Morgan Keegan Select Financial
                        Fund and Regions Morgan Keegan Select Capital Growth
                        Fund

Exhibit (j)(2)          Accountants Consent from KPMG LLP with respect to
                        Regions Morgan Keegan Select Intermediate Bond Fund,
                        Regions Morgan Keegan Select High Income Fund, Regions
                        Morgan Keegan Select Financial Fund and Regions Morgan
                        Keegan Select Capital Growth Fund